Registration No. 2-76645
                                                               File No. 811-3430

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /

      PRE-EFFECTIVE AMENDMENT NO. ___                              /   /


      POST-EFFECTIVE AMENDMENT NO. 35                              / X /
                                   --


                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   / X /


      AMENDMENT NO. 32                                             / X /


                           OPPENHEIMER U.S. GOVERNMENT TRUST
      --------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

                 Two World Trade Center, New York, New York 10048-0203
      --------------------------------------------------------------------------
                       (Address of Principal Executive Offices)

                                    (212) 323-0200
      --------------------------------------------------------------------------
                            (Registrant's Telephone Number)

                                Andrew J. Donohue, Esq.
                          Oppenheimer Management Corporation
                 Two World Trade Center New York, New York 10048-0203
      --------------------------------------------------------------------------
                        (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

     /   /  Immediately upon filing pursuant to paragraph (b)


    / X / On May 18, 1998, pursuant to paragraph (b)


    /   /  60 days after filing pursuant to paragraph (a)(1)


   /   /  On________, pursuant to paragraph (a)(1)


   /   /  75 days after filing pursuant to paragraph (a)(2)

   /   /  On --------, pursuant to paragraph (a)(2) of Rule 485(b)
                                       FORM N-1A

                          OPPENHEIMER U.S. GOVERNMENT TRUST

                                Cross Reference Sheet



Part A of
Form N-1A
Item No.       Prospectus Heading

    1          Front Cover Page
    2          Expenses; Brief Overview of the Fund
    3          Financial Highlights; Performance of the Fund
    4          Front Cover Page; Investment Objective and Policies
    5          Expenses; How the Fund is Managed; Back Cover
    5A         Performance of the Fund
    6          Dividends, Capital Gains and Taxes
    7          How to Buy Shares; How to Exchange Shares; Special Investor
               Services; Service Plan for Class A Shares; Distribution and
               Service Plan for Class B Shares; Distribution and Service
               Plan for Class C Shares; How to Sell Shares
    8          How to Sell Shares; How to Exchange Shares; Special Investor
               Services
    9          *


Part B of
Form N-1A
Item No.       Heading in Statement of Additional Information

    10         Cover Page
    11         Cover Page
    12         *
    13         Investment Objective and Policies; Other Investment Techniques
               and Strategies; Additional Investment Restrictions
    14         How the Fund is Managed - Trustees and Officers of the Fund
    15         How the Fund is Managed - Major Shareholders
    16         How the Fund is Managed; Distribution and Service Plans
    17         Brokerage Policies of the Fund
    18         Additional Information About the Fund
    19         Your Investment Account - How to Buy Shares; How to Sell Shares;
               How to Exchange Shares
    20         Dividends, Capital Gains and Taxes
    21         How the Fund is Managed; Brokerage Policies of the Fund
    22         Performance of the Fund
    23         Financial Statements


----------------
* Not applicable or negative answer.

Oppenheimer
U.S. Government Trust




Prospectus Dated May 18, 1998



Oppenheimer U.S. Government Trust (the "Fund") is a mutual fund with the investment objective of seeking high current income, preservation of capital and maintenance of liquidity through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and refer to "Investment Risks" for a discussion on the risks of investing in the Fund.


      This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the May 18, 1998 Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).



                                                       (OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

            A B O U T  T H E  F U N D


3           Expenses

5           Brief Overview of the Fund

7           Financial Highlights

11          Investment Objective and Policies

13          Investment Risks

18          How the Fund is Managed

21          Performance of the Fund


            ABOUT YOUR ACCOUNT


25          How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class Y Shares

40          Special Investor Services

            AccountLink
            Automatic Withdrawal and Exchange Plans
            Reinvestment Privilege
            Retirement Plans


42          How to Sell Shares

            By Mail
            By Telephone
            By Checkwriting


45          How to Exchange Shares

46          Shareholder Account Rules and Policies

48          Dividends, Capital Gains and Taxes


            Appendix A: Special Sales Charge Arrangements

A B O U T  T H E  F U N D

Expenses

The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during the fiscal year ended August 31, 1997.


     o Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" starting on page 25 for an explanation of how and when these charges apply.


                              Class A  Class B           Class C     Class Y
                              Shares   Shares            Shares      Shares
------------------------------------------------------------------------------


Maximum Sales                 4.75%    None              None        None
Charge on Purchases
(as a % of offering price)

------------------------------------------------------------------------------


Maximum Deferred Sales Charge None(1)  5% in the first   1.0% if     None
Charge (as a % of the lower            year, declining   shares
of the original offering               to 1% in the      are redeemed
price or redemption proceeds)          sixth year and    within 12
                                       eliminated        months of
                                       thereafter(2)     purchase(2)

------------------------------------------------------------------------------

Maximum Sales Charge on       None     None  None        None
Reinvested Dividends
------------------------------------------------------------------------------


Redemption Fee                None(3)  None(3)           None(3)     None(3)

------------------------------------------------------------------------------

Exchange Fee                  None     None              None        None


(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in "Class A Contingent Deferred Sales Charge") in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below. (2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below, for more information on the contingent deferred sales charges.
(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemption proceeds paid by check, or ACH transfer through AccountLink, or, with respect to Class A shares only, for which checkwriting privileges are used (see "How to Sell Shares").


     o Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)

                              Class A     Class B     Class C        Class Y
                              Shares      Shares      Shares         Shares
------------------------------------------------------------------------------


Management Fees               0.60%       0.60%       0.60%          0.60%


------------------------------------------------------------------------------


12b-1 Distribution Plan Fees  0.24%       1.00%       1.00%          0.00%


------------------------------------------------------------------------------


Other Expenses                0.22%       0.21%       0.20%          0.18%


------------------------------------------------------------------------------


Total Fund Operating Expenses 1.06%       1.81%       1.80%          0.78%

     The numbers in the chart above are based upon the Fund's expenses in the fiscal year ended August 31, 1997. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service fees (the fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares, are the service fees (the service fee is 0.25% of average annual net assets of that class) and the asset-based sales charge of 0.75%. Class Y shares were not publicly offered during the fiscal year ended August 31, 1997. Therefore, the Other Expenses for Class Y share are estimates based on expenses that would have been payable if Class Y shares had been outstanding during that fiscal period. The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including the actual amount of the assets represented by each class of shares. These plans are described in greater detail in "How to Buy Shares."

     o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                        1 year      3 years     5 years     10 years*
------------------------------------------------------------------------------

Class A Shares          $58         $80         $103        $171

------------------------------------------------------------------------------

Class B Shares          $68         $87         $118        $175

------------------------------------------------------------------------------

Class C Shares          $28         $57         $97         $212

------------------------------------------------------------------------------


Class Y Shares          $8          $25         $43         $97


If you did not redeem your investment, it would incur the following expenses:

                        1 year      3 years     5 years     10 years*
------------------------------------------------------------------------------

Class A Shares          $58         $80         $103        $171

------------------------------------------------------------------------------

Class B Shares          $18         $57         $98         $175

------------------------------------------------------------------------------

Class C Shares          $18         $57         $97         $212

------------------------------------------------------------------------------


Class Y Shares          $8          $25         $43         $97


* In the first example, expenses include the Class A initial sales charge and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -Buying Class B Shares" for more information.

      These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.


A Brief Overview of the Fund

Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     o What is The Fund's Investment Objective? The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity.


      o What Does the Fund Invest In? The Fund primarily invests in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and repurchase agreements on such securities. The Fund may write covered calls and use certain hedging instruments approved by its Board of Trustees to try to manage investment risks. U.S. Government Securities that the Fund invests in include collateralized mortgage obligations ("CMO's") whose payment of principal and interest generated by the pool of mortgages is passed through to the Fund. CMO's may be issued in a variety of classes or series ("tranches") that have different maturities and levels of volatility. The Fund may also invest in "stripped" CMO's or mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of the interest and principal payments. In certain cases, one class will receive all of the interest payments, while the other class will receive all of the principal value on maturity. These investments are more fully explained in "Investment Objective and Policies," starting on page 11.

     o Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. The Manager (including subsidiaries) manages investment company portfolios currently having over $85 billion in assets as of March 31, 1998. The Manager is paid an advisory fee by the Fund, based on the Fund's net assets. The Fund's portfolio manager, Jerry A. Webman, is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 18 for more information about the Manager and its fees.

     o How Risky is the Fund? Although U.S. Government Securities involve little credit risk, their values will fluctuate depending on prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term securities. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 11 for a more complete discussion of the Fund's investment risks.

      o How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" starting on page 25 for more details.

     o Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Each class has the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge (starting at 5% and declining as shares are held longer) if redeemed within 6 years of purchase. Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within 1 year of purchase. There is also an annual asset- based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 25 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

      o How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How to Sell Shares" on page 42. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 45.

      o How Has the Fund Performed? The Fund measures its performance by quoting a yield, dividend yield, average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the yields and total returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to U.S. Government bond indices, which we have done on pages 23 and 24. Please remember that past performance does not guarantee future results.



Financial Highlights


The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information, for each of the years ended August 31, 1997, has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended August 31, 1997, is included in the Statement of Additional Information, together with the Fund's unaudited financial statements for the six months ended February 28, 1998. Class Y shares were not publicly offered during the fiscal year ended August 31, 1997 or the six month period ended February 28, 1998. Accordingly, no information on Class Y shares is reflected in the table below or in the Fund's financial statements.

FINANCIAL HIGHLIGHTS

                                           CLASS A
                                           ----------------------------------------------------------------------------
                                           SIX MONTHS
                                           ENDED
                                           FEBRUARY 28,
                                           1998         YEAR ENDED AUGUST 31,     YEAR ENDED JUNE 30,
                                           (UNAUDITED)  1997         1996(2)      1996         1995         1994
=====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $9.48        $9.23        $9.30        $9.51        $9.20        $9.95
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .31          .71          .10          .67          .68          .67
Net realized and unrealized gain (loss)          .21          .23         (.07)        (.21)         .31         (.74)
                                               -----        -----        -----        -----        -----        -----
Total income (loss) from investment
operations                                       .52          .94          .03          .46          .99         (.07)
---------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income            (.31)        (.69)        (.10)        (.66)        (.68)        (.64)
Dividends in excess of net
investment income                                  -            -            -            -            -         (.01)

Tax return of capital distribution                 -            -            -         (.01)           -         (.03)
                                               -----        -----        -----        -----        -----        -----
Total dividends and distributions
to shareholders                                 (.31)        (.69)        (.10)        (.67)        (.68)        (.68)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $9.69        $9.48        $9.23        $9.30        $9.51        $9.20
                                               =====        =====        =====        =====        =====        =====

=====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)             5.55%       10.45%        0.42%        4.91%       11.22%       (1.17)%

=====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $532,467     $468,809     $503,693     $504,966     $312,607     $310,027
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $493,970     $478,410     $508,123     $452,236     $307,306     $355,698
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           6.50%(5)     7.58%        6.64%(5)     7.07%        7.32%        6.61%
Expenses                                        1.05%(5)     1.06%        1.09%(5)     1.08%        1.09%        1.14%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                      33.1%        42.6%         5.6%       399.7%       303.5%       139.5%

1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                                                                        CLASS B
-------------------------------------------------------------------     -------------------------------------------
                                                                        SIX MONTHS
                                                                        ENDED                              PERIOD
                                                                        FEB. 28,                           ENDED
                                                                        1998         YEAR ENDED AUGUST 31, JUNE 30,
   1993         1992        1991      1990        1989       1988       (UNAUDITED)  1997     1996(2)      1996(3)
===================================================================================================================
    $9.73        $9.25      $9.24      $9.54       $9.59      $9.77      $9.47       $9.22      $9.29      $9.40
-------------------------------------------------------------------------------------------------------------------


      .68          .69        .83        .90         .91        .90        .27         .64        .09        .56
      .22          .48        .02       (.32)       (.05)      (.18)       .22         .23       (.07)      (.11)
    -----        -----      -----      -----       -----      -----      -----       -----      -----      -----

      .90         1.17        .85        .58         .86        .72        .49         .87        .02        .45
-------------------------------------------------------------------------------------------------------------------


     (.68)        (.69)      (.84)      (.88)       (.91)      (.90)      (.28)       (.62)      (.09)      (.55)

        -            -          -          -           -          -          -           -          -          -

        -            -          -          -           -          -          -           -          -       (.01)
    -----        -----      -----      -----       -----      -----      -----       -----      -----      -----

     (.68)        (.69)      (.84)      (.88)       (.91)      (.90)      (.28)       (.62)      (.09)      (.56)
-------------------------------------------------------------------------------------------------------------------
    $9.95        $9.73      $9.25      $9.24       $9.54      $9.59      $9.68       $9.47      $9.22      $9.29
    =====        =====      =====      =====       =====      =====      =====       =====      =====      =====
===================================================================================================================
     9.55%       13.05%      9.53%      6.34%       9.51%      7.78%      5.17%       9.63%      0.28%      4.80%

===================================================================================================================

 $380,916     $395,863   $342,220   $264,728    $232,593   $203,857    $77,272     $52,301    $36,504    $30,737
-------------------------------------------------------------------------------------------------------------------
 $401,789     $376,532   $299,144   $253,085    $210,060   $197,834    $63,170     $41,420    $35,078    $19,227
-------------------------------------------------------------------------------------------------------------------

     6.90%        7.23%      8.93%      9.60%       9.65%      9.36%      5.69%(5)    6.77%      5.82%(5)   6.44%(5)
     1.17%        1.17%      1.19%      1.16%       1.19%      1.13%      1.81%(5)    1.81%      1.88%(5)   1.93%(5)
-------------------------------------------------------------------------------------------------------------------
     96.8%       207.8%     133.9%     125.5%       76.9%     141.3%      33.1%       42.6%       5.6%     399.7%


5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended February 28, 1998 were $355,259,236 and $251,084,581, respectively. For the years ended June 30, 1996 and 1995, purchases and sales include mortgage dollar-rolls.

FINANCIAL HIGHLIGHTS (CONTINUED)           CLASS C
                                           -------------------------------------------------------------------------
                                           SIX MONTHS
                                           ENDED
                                           FEBRUARY 28,
                                           1998           YEAR ENDED AUGUST 31,    YEAR ENDED JUNE 30,
                                           (UNAUDITED)    1997        1996(2)      1996        1995        1994(1)
====================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $9.47        $9.22        $9.29        $9.50        $9.19        $9.83
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .27          .64          .09          .60          .61          .33
Net realized and unrealized gain (loss)         .22          .23         (.07)        (.21)         .30         (.64)
                                              -----        -----        -----        -----        -----        -----
Total income (loss) from investment
operations                                      .49          .87          .02          .39          .91         (.31)
--------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net investment income           (.28)        (.62)        (.09)        (.59)        (.60)        (.33)
Dividends in excess of net
investment income                                 -            -            -            -            -            -
Tax return of capital distribution                -            -            -         (.01)           -            -
                                              -----        -----        -----        -----        -----        -----
Total dividends and distributions
to shareholders                                (.28)        (.62)        (.09)        (.60)        (.60)        (.33)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $9.68        $9.47        $9.22        $9.29        $9.50        $9.19
                                              =====        =====        =====        =====        =====        =====
====================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)            5.17%        9.65%        0.28%        4.11%       10.31%       (3.12)%

====================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                              $26,196      $21,625      $18,547      $18,531      $11,019      $ 4,261
--------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $23,392      $19,505      $18,620      $15,766      $ 6,503      $ 2,173
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          5.71%(5)     6.81%        5.90%(5)     6.27%        6.44%        5.97%(5)
Expenses                                       1.81%(5)     1.80%        1.84%(5)     1.85%        1.89%        1.96%(5)
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                     33.1%        42.6%         5.6%       399.7%       303.5%       139.5%


1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollar-rolls) for the period ended February 28, 1998 were $355,259,236 and $251,084,581, respectively. For the years ended June 30, 1996 and 1995, purchases and sales include mortgage dollar-rolls.


Investment Objective and Policies

Objective. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities").

Investment Policies and Strategies. The Fund seeks to achieve its investment objective by investing primarily in U.S. Government Securities and repurchase agreements on such securities. U.S. Government Securities include the following:

     o U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of two to ten years when issued) and Treasury bonds (which have maturities generally greater than ten years when issued). U.S. Treasury obligations are backed by the full faith and credit of the United States.

     o Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These are obligations supported by any of the following: (a) the full faith and credit of the U.S. Government, such as Government National Mortgage Association ("Ginnie Mae") modified pass- through certificates as described below, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Government, such as bonds issued by Federal National Mortgage Association ("Fannie Mae"), (c) the discretionary authority of the U.S. Government to purchase the obligations of the agency or instrumentality, or (d) the credit of the instrumentality, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"). Securities of U.S. Government agencies and instrumentalities that are supported by the discretionary authority of the U.S. Government to purchase such securities and which the Fund may purchase under (c) above include: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Freddie Mac and Fannie Mae.

      o Mortgage-Backed Securities. Also known as pass-through securities, the homeowner's principal and interest payments pass from the originating bank or savings and loan through the appropriate governmental agency to investors, net of service charges. These pass-through securities include participation certificates of Ginnie Mae, Freddie Mac and Fannie Mae.


      o Collateralized Mortgage Obligations. The Fund may invest in securities that represent participation interests in pools of residential mortgage loans, including collateralized obligations (CMOs). Some CMOs may be issued or guaranteed by U.S. Government agencies or instrumentalities (for example, Ginnie Maes, Freddie Macs and Fannie Maes). Other CMOs are issued by private issuers, such as commercial banks, savings ans loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. CMOs issued by such private issuers are not issued or guaranteed by the U.S. Government or its agencies and are, therefore, also subject to credit risks. Credit risk relates to the ability of the issuer or a debt security to make interest or principal payments on the security as they become due. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk because they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal. Those issued and guaranteed only by agencies or instrumentalities of the U.S. Government and which are not stated to be entitled to "full faith and credit" may bear somewhat additional credit risk.


      The section below entitled "Mortgage-Backed Securities and CMOs" and the Statement of Additional Information contains additional information on these types of securities as well as other U.S. Government Securities.

      As a matter of fundamental policy, the Fund will invest at least 80% of its total assets in U.S. Government Securities, under normal market conditions (when the manager believes that the financial markets are not in a volatile or unstable period). The Fund expects that any investments in debt securities other than U.S. Government Securities will be limited to debt securities rated within the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, judged by the Manager to be of comparable quality to debt securities rated within such grades; although it is not a fundamental policy that it do so. Such ratings are known as "investment grade" ratings. The Fund is not obligated to dispose of securities if the rating is reduced below investment grade. There is the increased credit risk potential that issuers other than the U.S. Government or its agencies or instrumentalities may not be able to make interest or principal payments as they become due.

      o Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

      o Portfolio Turnover. "Portfolio turnover" describes the rate at which the fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Portfolio turnover affects brokerage costs the Fund pays. The Fund may engage frequently in short-term trading to try to achieve its objective. The Financial Highlights table above shows the Fund's portfolio turnover rates during prior fiscal years.

Investment Risks

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks, and the special risks of certain types of investments that the Fund may hold are described below. They affect the value of the Fund's investments, its investment performance, and the prices of its shares. These risks collectively form the risk profile of the Fund.

      Because of the types of securities the Fund invests in and the investment techniques the Fund uses, the Fund is designed for investors who are investing for the long term. It is not intended for investors seeking assured income. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased, and in some cases by using hedging techniques, changes in overall market prices can occur at any time, and because the income earned on securities is subject to change, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

      o Interest Rate Risks. Although U.S. Government Securities involve little credit risk, their market values will fluctuate until they mature, depending on prevailing interest rates. When prevailing interest rates go up, the market value of already issued debt securities tends to go down.
When interest rates go down, the market value of already issued debt securities tends to go up. The magnitude of those fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Certain of the Fund's investments, such as I/Os, P/Os and mortgage-backed securities such as CMOs, can be very sensitive to interest rate changes and their values can be quite volatile. Because of this factor, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective of seeking high current income, conservation of principal and maintenance of liquidity will be achieved.

      Additionally, there are risks involving mortgage-backed securities, including the fact that the effective maturity of a mortgage-backed security may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages, which may affect the effective yield of such securities. The principal that is returned may be invested in instruments having a higher or lower yield than the prepaid instruments depending on then-current market conditions. Such securities therefore may be less effective as a means of "locking in" attractive long-term interest rates and may have less potential for appreciation during periods of declining interest rates than conventional bonds with comparable stated maturities. If the Fund buys mortgage-backed securities at a premium, prepayments of principal and foreclosures of mortgages may result in some loss of the Fund's principal investment to the extent of the premium paid.

      o Hedging instruments can be volatile investments and may involve special risks. In the broadest sense, exchange-traded options and futures contracts and other hedging instruments the Fund can use may be defined as "derivative" investments. In general, a derivative investment is a specially-designed investment whose performance is linked to the performance of another investment, security index, or other readily measurable economic variable. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

      o There are Special Risks in Investing in Derivative Investments. One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security on which the derivative is based, and the derivative itself, may not perform the way the Manager expects it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited as discussed below.


      o Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. Data processing errors by corporate and government issuers of securities could result in production problems and economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.


Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

      o Mortgage-Backed Securities and CMOs. The Fund may invest in collateralized mortgage obligations ("CMOs") that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or that are collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received by the issuer of the CMO. CMOs may be issued in a variety of classes or series ("tranches") that have different maturities. The principal value of certain CMO tranches may be more volatile than other types of mortgage-related securities, because of the possibility that the principal value of the CMO may be prepaid earlier than the maturity of the CMO as a result of prepayments of the underlying mortgage loans by the borrowers.


      The price and yields to maturity of CMOs are, in part, determined by assumptions about cash- flows from the rate of payments of underlying mortgages. However, changes in prevailing interest rates may cause the rate or prepayments of underlying mortgages to change. In general, prepayments on fixed rate mortgage loans increase during periods of falling interest rates and decrease during periods of rising interest rates. Faster than expected prepayments of underlying mortgages will reduce the market value and yield to maturity of issued CMOs. If prepayments of mortgages underlying a short-term or intermediate-term CMO occur more slowly than anticipated because of rising interest rates, the CMO effectively may become a longer-term security. The prices of long-term debt securities generally fluctuate more widely than those of short-term securities in response to changes in interest rates which, in turn, may result in greater fluctuations in the Fund's share prices.


      The Fund may invest in "stripped" mortgage-backed securities or CMOs or other such securities issued by agencies or instrumentalities of the U.S. Government or by private issuers. Stripped mortgage-backed securities usually have two classes. The classes receive different proportions of the interest and principal distributions on the pool of mortgage assets that act as collateral for the security. In certain cases, one class will receive all of the interest payments (and is known as an "I/O"), while the other class will receive all of the principal value (and is known as a "P/O").

      The yield to maturity on the class that receives interest only (I/O) is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. I/Os are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall and prepayment rates increase. In times of rapidly falling interest rates, the Fund might receive back less than its investment. Conversely, the value of P/Os are very sensitive to increases in interest rates. When interest rates increase, mortgage prepayments decline and the cash flows accruing to P/Os decline. Therefore, in times of rising interest rates, the value of principal only mortgage-backed securities may decline.

      As with other bond investments, the value of U.S. Government Securities and mortgage-backed securities will tend to rise when interest rates fall and to fall when interest rates rise. The value of mortgage-backed securities may also be affected by changes in the market's perception of the creditworthiness of the entity issuing or guaranteeing them or by changes in government regulations and tax policies. Because of these factors, the Fund's share value and yield are not guaranteed and will fluctuate, and there can be no assurance that the Fund's objective will be achieved. The magnitude of these fluctuations generally will be greater when the average maturity of the Fund's portfolio securities is longer. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, the Fund may attempt to increase the income it can earn from U.S. Government Securities by writing covered call options against them, when market conditions are appropriate. Writing covered call options is explained below, under "Other Investment Techniques and Strategies."

     The Fund may enter into "forward roll" transactions with banks or other buyers that provide for future delivery of mortgage-backed securities in which the Fund may invest. The Fund would be required to identify cash, U.S. Government Securities or other high-grade debt securities to its custodian bank in an amount equal to its purchase payment obligation under the roll.

      o Loans of Portfolio Securities. To attempt to increase its income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities other than in repurchase transactions to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan.
These loans are limited to not more than 25% of the Fund's total assets and are subject to certain other conditions described in the Statement of Additional Information. See "Loans of Portfolio Securities" in the Statement of Additional Information on securities loans.

      o "When-Issued" and "Delayed Delivery" Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date. Additionally, if the Fund chooses to sell its right to acquire the when-issued security prior to its acquisition, or to dispose of its right to deliver or receive under a delayed delivery commitment, the Fund may incur a gain or loss.

      o Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. The Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may experience costs in disposing of the collateral and may experience losses if there is any delay in doing so.

      o Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at an agreed upon time and at an agreed upon price. The difference between the amount the Fund receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest.

      o Hedging. As described below, the Fund may buy and sell certain kinds of futures contracts, put and call options, and options on futures, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.


      The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

      Other hedging strategies, such as buying futures and call options and writing put options, tend to increase the Fund's exposure to the securities market as a temporary substitute for purchasing securities. Writing put options or covered call options may also provide income to the Fund for liquidity purposes or raise cash for the Fund to distribute to shareholders.

      o Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures). Interest Rate Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

      o Put and Call Options. The Fund may buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options, and options on the other types of futures described in Futures, previously. A call or put may be purchased only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

      If the Fund sells (that is, writes) a call option, it much be "covered." That means the Fund must own the security subject to the call while the call is outstanding, or, for other types of written calls, the Fund must segregate liquid assets to enable it to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls.

      The Fund may buy puts whether or not it holds the underlying investment in the portfolio. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if more than 25% of the Fund's net assets would have to be segregated to cover put options.

     o Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

     o Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging," above).

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

      o make loans; however, the purchase of debt securities which the Fund's investment policies and restrictions permit it to purchase, whether or not subject to repurchase agreements, is permitted; the Fund may also lend securities as described under "Loans of Portfolio Securities";

      o borrow money in excess of 10% of the value of its net assets (and then only as a temporary measure for extraordinary or emergency purposes) or make any investment at a time during which such borrowing exceeds 5% of the value of its assets; no assets of the Fund may be pledged, mortgaged or hypothecated to secure a debt; the escrow arrangements involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; or

      o enter into repurchase agreements maturing in more than seven days, or invest in securities which are restricted as to resale, securities which are not readily convertible to cash ("illiquid securities") or securities for which market quotations are not readily available if more than 10% of the Fund's total assets would be invested in such securities.

      Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.
Other investment restrictions are listed in "Investment Restrictions" in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1982 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

      The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers and provides more information about them. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has four classes of shares, Class A, Class B, Class C and Class Y. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.


The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and managing its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible for paying to conduct its business.


      The Manager has operated as an investment adviser since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $85 billion as of March 31, 1998, and with more than 4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

      The management services provided to the Fund by the Manager, and the services provided by the Distributor and the Transfer Agent to shareholders, depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. That failure could have a negative impact on handling securities trades, pricing and account services. The Manager, the Distributor and Transfer Agent have been actively working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, because the services they provide depend on the interaction of their computer systems with the computer systems of brokers, information services and other parties, any failure on the part of the computer systems of those third parties to deal with the year 2000 may also have a negative effect on the services provided to the Fund.


     o Portfolio Manager. The Portfolio Manager of the Fund is Jerry A. Webman. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since July 15, 1997. Mr. Webman is a Senior Vice President of the Manager and Vice President of the Fund. Mr. Webman also serves as an officer and portfolio manager of other Oppenheimer funds. Previously he was an officer and analyst with Prudential Mutual Fund - Investment Management, Inc.

     o Fees and Expenses. Under the investment advisory agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million; 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million. The Fund's management fee for its fiscal year ended August 31, 1997 was .60% of average annual net assets for each class of shares.

      The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expenses for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

      o The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds managed by the Manager and is sub-distributor for funds managed by a subsidiary of the Manager.

     o The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately because each class of shares will usually have different performance as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). This performance information may be useful to help you see how well your investment has done over time and to compare it to other funds or market indices, as we have done below.

      It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     o Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.


     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the effect of the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. When total returns are quoted for Class Y shares, there is no sales charge which is deducted. However, total returns may also be quoted at "net asset value," without considering the effect of the sales charge, and those returns would be less if sales charges were deducted.

      o Yield. Different types of yields may be quoted to show performance. Each class of shares calculates its standardized yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated.

      Dividend yield is calculated by dividing the dividends of a class paid for a stated period by the maximum offering price on the last day of the period and annualizing the result. Yields for Class A shares normally reflect the deduction of the maximum initial sales charge, but may also be shown without a deducting sales charge. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge. Yields for Class Y shares are shown at net asset value.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended August 31, 1997, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the first three months of 1997, the U.S. Government securities market was volatile as investors appeared to become concerned about the high rate of economic growth and its potentially adverse effects on inflation. Yields on U.S.
Government securities were also affected when the Federal Reserve raised short-term interest rates in March. During the last six months of the Fund's fiscal year, long-term interest rates have stabilized and remained within a relatively narrow range. During this period, the Manager maintained a fairly large portion of the portfolio holdings of the fund in mortgage-backed securities, which generally provided higher yields than Treasury securities. Because of the relatively stable interest rates, the risk of prepayment of mortgage-backed securities was reduced and the strong performance of these securities helped the Fund's performance.

     Strong economic conditions also helped produce higher-than expected federal tax revenues and a declining federal budget deficit required the federal government to issue fewer bonds. Yet, demand for these investments remained high and as a result, yields on most U.S. Treasury securities remained low relative to their historical relationship with other fixed-income securities. The Fund's holdings in U.S. Treasury securities were negatively affected by the lower yields. The Fund's portfolio holdings, allocations and strategies are subject to change.


      o Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 1997. In the case of Class A shares, performance is measured over a one- five- and ten-year period; in the case of Class B shares, performance is measured over a one-year period and from the inception of the Class on July 21, 1995; and in the case of Class C shares, performance is measured over a one-year period and from the inception of the Class on December 1, 1993. Class Y shares were not publicly offered during the fiscal year ended August 31, 1997. Accordingly, no performance information is presented on Class Y shares in the graphs below.


      The performance of each class of the Fund's shares is compared to the performance of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government guaranteed corporate debt, and is widely regarded as a general measurement of the performance of the U.S. Government bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value
of a $10,000 Hypothetical Investment in
Oppenheimer U.S. Government Trust
and the Lehman Brothers U.S. Government Bond Index

                                   [Graphs]
(1)

Average Annual Total Returns of Class A Shares Of The Fund at 08/31/97(2)

1-Year      5-Year      10-Year
5.20%       5.54%       7.54%

Average Annual Total Returns of Class B Shares Of The Fund at 08/31/97(3)

1-Year      Life of Class
4.63%       5.61%


Average Annual Total Returns of Class C Shares Of The Fund at 08/31/97(4)

1-Year      Life of Class
8.65%       5.50%

----------------------
The average annual total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions.


(1) The Fund changed its fiscal year end from June 30 to August 31.

(2) Class A returns are shown net of the applicable 4.75% maximum initial sales charge. The inception date of the Fund (Class A shares) was August 16, 1985.

(3) Class B shares of the Fund were first publicly offered on July 21, 1995. The returns are shown net of the applicable 5% and 4% contingent deferred sales charge, respectively, for the one year period and the life of the class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

(4) Class C shares of the Fund were first publicly offered on December 1, 1993. The one year return is shown net of the applicable 1% contingent deferred sales charge.


Past performance is not predictive of future performance. Graphs are not drawn to same scale.



A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

      o Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge"). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

      o Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That sales charge varies depending on how long you own your shares, as discussed in "Buying Class B Shares," below.

      o Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as discussed in "Buying Class C Shares," below.

     o Class Y Shares. Class Y shares are offered only to certain institutional investors that have special agreements with the Distributor. Please refer to "Buying Class Y Shares," below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

      In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, considering the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

      The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

      o How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

      o Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C as well as Class B shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more) Class A shares may become more advantageous than Class C and Class B shares. If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares, from a single investor.

      o Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charge available for larger investments in Class A shares under the Fund's Right of Accumulation.

      Of course these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

      o Are There Differences in Account Features That Matter to You? Because some account features (such as checkwriting) may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plan) may not be advisable (because of the effect of the contingent deferred sales charge in non-retirement accounts) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, this may be a factor to consider. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges as described below and in the Statement of Additional Information.

      o How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares, may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charge and asset-based sales charges are the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares. The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      o With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

      o Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies); and subsequent investments may be as little as $25.

      o There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     o How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as the Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     o Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      o Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     o Payment by Federal Fund Wire: Shares may be purchased by Federal Funds wire. The minimum investment is $2,500. You must first call the Distributor's Wire Department at 1-800-525- ----- 7041 to notify the Distributor of the wire and receive further instructions.

     o Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions to your bank account.

      Shares are purchased for your account through AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

      o Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Statement of Additional Information.

      o At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado, or the order is received and transmitted to the Distributor by and entity authorized by the Fund to accept purchase or redemption orders. The Fund has authorized the Distributor, certain broker-dealers and agents or intermediaries designated by the Distributor or those broker-dealers to accept orders. In most cases, to enable you to receive that day's offering price, the Distributor or an authorized entity must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

     If you buy shares through a dealer, normally your order must be transmitted to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

Special Sales Charge Arrangements for Certain Persons. Appendix A to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds or one of the Former Connecticut Mutual Investment Accounts, Inc. (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, where purchases are not subject to an initial sales charge, the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                         Front-End Sales  Front-End Sales
                         Charge as a      Charge as a         Commission as
                         Percentage of    Percentage of       Percentage of
Amount of Purchase       Offering Price   Amount Invested     Offering Price

Less than $50,000        4.75%            4.98%               4.00%

$50,000 or more but
less than $100,000       4.50%            4.71%               3.75%

$100,000 or more but
less than $250,000       3.50%            3.63%               2.75%

$250,000 or more but
less than $500,000       2.50%            2.56%               2.00%

$500,000 or more but
less than $1 million     2.00%            2.04%               1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     o Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

      o  Purchases aggregating $1 million or more;

      o Purchases by a retirement plan qualified under sections 401(a) or 401(k) of the Internal Revenue Code, by a non-qualified deferred compensation plan (not including Section 457 plans), employee benefit plan, group retirement plan (see "How to Buy Shares - Retirement Plans" in the Statement of Additional Information for further details), an employee's 403(b)(7) custodial plan account, SEP IRA, SARSEP, or SIMPLE plan (all of these plans are collectively referred to as "Retirement Plans"); that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or
(3) certifies that it projects to have annual plan purchases of $200,000 or more;

      o Purchases by an OppenheimerFunds-sponsored Rollover IRA if the purchases are made (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for these purchases, or
(2) by a direct rollover of a distribution from a qualified retirement plan if the administrator of that plan has made special arrangements with the Distributor for those purchases; or

     o Purchases by a retirement plan qualified under section 401(a) if the retirement plan has total plan assets of $500,000 or more.

     The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. That commission will be paid only on those purchases that were not previously subject to a front-end sales charge and dealer commission. No sales commission will be paid to the dealer, broker or financial institution on sales of Class A shares purchased with the redemption proceeds of shares of a mutual fund offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor if the purchase occurs more than 30 days after the addition of the Oppenheimer funds as an investment option to the Retirement Plan.

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase. That sales charge may be equal to 1% of the lesser of (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gains distributions) or (2) the original offering price (which is the original net asset value). However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

      No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 12 months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

     o Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

      o Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

      Shareholders of the Fund who acquired (and still hold) Fund shares as a result of a reorganization of the Fund with Advance America Funds, Inc. on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase shares of the Fund at a maximum sales charge of 4.50%.

      o Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of the intended purchases of both Class A and Class B shares will determine your reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in "Reduced Sales Charges" in the Statement of Additional Information.

     o Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent of which conditions apply.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

      o  the Manager or its affiliates;

      o present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

     o registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; o dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; o employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

      o dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares) or (2) that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services;

      o (1) investment advisors and financial planners who have entered into an agreement for this purpose with the distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, (2) Retirement Plans and deferred compensation plans and trusts used to fund those Plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases and (3) clients of such investment advisors or financial planners (who have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares);

      o directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

      o accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

     o any unit investment trust that has entered into an appropriate agreement with the Distributor;

      o a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995; or

      o qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements were consummated and share purchases commenced by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

      o shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

      o shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

      o shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

      o shares purchased and paid for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver. There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information; or

      o purchased with proceeds or maturing principal units of any Qualified Unit Investment Liquid Trust Series.

      Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value without sales charge as described in the two sections above. It is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     o to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

      o involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

      o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

      o if, at the time of purchase of shares (if purchased during the period May 1, 1997 through December 31, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

     o for distributions from a TRAC-2000 401(k) plan sponsored by the Distributor due to the termination of the TRAC-2000 program;

     o for distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) to return excess contributions; (3) to return contributions made due to a mistake of fact; (4) hardship withdrawals, as defined in the plan; (5) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (6) to meet the minimum distribution requirements of the Internal Revenue Code; (7) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code;
(8) for retirement distributions or loans to participants or beneficiaries; (9) separation from service; (10) participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or its subsidiary) offered as an investment option in a Retirement Plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor; or (11) plan termination or "in-service distributions", if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA;

     o for distributions from Retirement Plans having 500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and o for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

      o Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

      Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service provider or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the shares at the time of redemption or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by an increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges," below.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                         Contingent Deferred Sales Charge
Beginning of Month In               on Redemptions in that Year
Which Purchase Order Was Accepted   (As % of Amount Subject to Charge)

0 - 1                               5.0%
1 - 2                               4.0%
2 - 3                               3.0%
3 - 4                               3.0%
4 - 5                               2.0%
5 - 6                               1.0%
6 and following                     None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders at that time of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements -Class A, Class B and Class C Shares" in the Statement of Additional Information.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption, or the original offering price (which is the original net asset value). The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12- month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      o Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan.

      Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the assets-based sales charges to the Distributor for its services rendered in distributing Class B and Class C shares. Those payments are at a fixed rate that is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financial the payment of sales commissions, service fees and other costs of distributing and selling Class B and Class C shares.

     The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

     The Distributor currently pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale of Class C shares. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor retains the asset-based sales charge during the first year Class C shares are outstanding to recoup sales commissions it has paid, the advances of service fee payments it has made, and its financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B and Class C shares.

      At August 31, 1997, the Distributor had incurred unreimbursed expenses in connection with sales of Class B shares of $1,717,291 (equal to 3.28% of the Fund's net assets represented by Class B shares on that date). At August 31, 1997, the Distributor had incurred unreimbursed expenses in connection with sales of Class C shares of $275,792 (equal to 1.28% of the Fund's net assets represented by Class C shares on that date). If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the Plan was terminated.

      o Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are described in "Reduced Sales Charges" in the Statement of Additional Information. In order to receive a waiver of the Class B or Class C contingent deferred sales charge, you must notify the Transfer Agent of which conditions apply.

     Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

      o distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

      o redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

      o  returns of excess contributions to Retirement Plans;

      o distributions from Retirement Plans to make "substantially equal periodic payments" as permitted in Section 72(t) of the Internal Revenue Code that do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

     o shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below;

      o distributions from OppenheimerFunds prototype 401(k) plans and from certain Massachusetts Mutual Life Insurance Company prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; (5) for separation from service; or (6) for loans to participants or beneficiaries;


     o distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver; or

     o redemptions of Class C shares from accounts offered by dealers, brokers, banks or investment advisors who have entered into an agreement for this purpose with the distributor.


     Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

      o shares sold to the Manager or its affiliates;

      o shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

      o shares issued in plans of reorganization to which the Fund is a party.

Buying Class Y Shares. Class Y shares are sold at net asset value per share without sales charge directly to certain institutional investors, such as insurance companies, registered investment companies and employee benefit plans, that have special agreements with the Distributor for this purpose. These include Massachusetts Mutual Life Insurance Company, an affiliate of the Manager, which may purchase Class Y shares of the Fund and other Oppenheimer funds (as well as Class Y shares of funds advised by MassMutual) for asset allocation programs, investment companies or separate investment accounts it sponsors and offers to its customers. Individual investors are not able to invest in Class Y shares directly.

      While Class Y shares are not subject to initial or contingent deferred sales charges or asset-based sales charges, an institutional investor buying the shares for its customers' accounts may impose charges on those accounts. The procedures for purchasing, redeeming, exchanging, or transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent) and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class Y shares. Instructions for purchasing, redeeming, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

      AccountLink privileges should be requested on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

      o Using AccountLink to Buy Shares. You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      o PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

     o Purchasing  Shares.  You may purchase shares in amounts up to $100,000 by
phone,  by  calling  1-800-533-3310.   You  must  have  established  AccountLink
privileges to link your bank account with the Fund, to pay for these purchases.

      o Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

     o Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Shareholder Transactions by Fax. Requests for certain account transactions may be sent to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions are included. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.


OppenheimerFunds Internet Web Site. Information about the Fund, including your account balance, daily share prices, market and Fund portfolio information, may be obtained by visiting the OppenheimerFunds Internet Web Site at the following Internet address: http://www.oppenheimerfunds.com. Additionally, certain account transactions may be requested by any shareholder listed in the registration on an account as well as by the dealer representative of record, through a special section of that Web Site. To access that section of the Web Site you must first obtain a personal identification number ("PIN") by calling OppenheimerFunds PhoneLink at 1-800-533-3310. If you do not wish to have Internet account transactions capability for your account, please call our customer service representatives at 1-800-525-7048. To find out more information about Internet transactions and procedures, please visit the Web Site.


Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

      o Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan in order to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account through AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Statement of Additional Information for more details.

     o Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other Oppenheimer fund account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your reinvestment payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

      o Individual Retirement Accounts including rollover IRAs, for individuals and their spouses and SIMPLE IRAs offered by employers

     o  403(b)(7)   Custodial   Plans  for  employees  of  eligible   tax-exempt
organizations, such as schools, hospitals and charitable organizations

      o SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

     o Pension and Profit-Sharing Plans for self-employed persons and other employers

      o 401(k) Prototype Retirement Plans for businesses

      Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

     You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares; in writing, or by using the Fund's checkwriting privilege, or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      o Retirement Accounts. To sell shares in an OppenheimerFunds-sponsored retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

      o Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):


      o You wish to redeem more than $50,000 worth of shares and receive a check

     o The redemption check is not payable to all shareholders listed on the account statement o The redemption check is not sent to the address of record on your account statement o Shares are being transferred to a Fund account with a different owner or name, or o Shares are redeemed by someone other than the owners (such as an Executor)


     o Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, a foreign bank that has a U.S. correspondent bank, a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

      o Your name

      o The Fund's name

     o Your Fund account number (from your account statement) o The dollar amount or number of shares you wish redeemed o Any special payment instructions
o Any share certificates for the shares you are selling

     o The signatures of all registered owners exactly as the account is registered, and

      o Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.


Use the following address for requests by Send courier or express mail requests to:

OppenheimerFunds Services                 OppenheimerFunds Services
P.O. Box 5270                             10200 E. Girard Avenue, Building D
Denver, Colorado 80217  Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. If your shares are held in an OppenheimerFunds-sponsored retirement plan or are held under a share certificate, you may not redeem your shares by telephone.


      o To redeem shares through a service representative, call 1-800-852-8457, or o To redeem shares automatically on PhoneLink, call 1-800-533-3310.


      Whichever method you use, you may have a check sent to the address on your account statement, or, if you have linked your Fund account to your bank account through AccountLink, you may have the proceeds wired to that bank account.

      o Telephone Redemptions Paid by Check. You may redeem up to $50,000 by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      o Telephone Redemptions Through AccountLink or By Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

      You may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

      o Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

      o Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

      o Checkwriting privileges are not available for accounts holding Class B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.

      o Checks must be written for at least $100.

     o Checks cannot be paid if they are written for more than your account value. Remember: your shares fluctuate in value and you should not write a check close to the total account value.

      o You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.

      o Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please call your dealer for more information about this procedure. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

      o Shares of the fund selected for exchange must be available for sale in your state of residence; o The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege;

     o You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day;

     o You must meet the minimum purchase requirements for the fund you purchase by exchange; and

     o Before exchanging into a fund, you should obtain and read its prospectus.

     Shares of a particular class of the Fund may be exchanged only for shares of the same class in other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

      Exchanges may be requested in writing or by telephone:

     o Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

      o Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

     You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. This list can change from time to time.

      There are certain exchange policies you should be aware of:

      o Shares are normally redeemed from one fund and purchased into the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio of securities at a time or price disadvantageous to the Fund.

      o Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

     o The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

     o For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

      o If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

      The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

      o Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, (which is normally 4 P.M.), but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

      o The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      o Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

     o The  Transfer  Agent  will  record  any  telephone  calls to verify  data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine; by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

     o Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

     o Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

      o The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

      o Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form; except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire, certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      o Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that market value of the shares has dropped. In some cases involuntary redemptions may also be made to repay the Distributor for losses from the cancellation of share purchase orders.

      o Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

      o "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

      o The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How to Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

      o To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525- 7048 to ask that copies of those materials be sent personally to that shareholder.


Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays those dividends to shareholders monthly. Normally dividends are paid on or about the last business day of each month, but the Board of Trustees can change that date. The Board may also cause the Fund to declare dividends after the close of the Fund's fiscal year (which ends August 31st). Normally, distributions paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends. The amount of a class's dividends or distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by that class.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

     o Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long- term capital gains distributions in additional shares of the Fund.

     o Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or you can have them sent to your bank account through AccountLink.

     o Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.

     o Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in the same class of shares of another Oppenheimer funds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year. So that the Fund will not have to pay taxes on the amount it distributes to shareholders as dividends and capital gains, the Fund intends to manage its investments so that it will qualify as a "regulated investment company" under the Internal Revenue Code, although the Fund reserves the right not to qualify in a particular year.

      o "Buying a Dividend": If you buy shares on or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.

      o Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

      o Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in the notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX A

I. Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Quest for Value Funds

      The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc.
became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

o  Reduced  Class  A  Initial  Sales  Charge  Rates  for  Certain  Former  Quest
Shareholders

o Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.

                     Front-End      Front-End      Commission
                     Sales Charge   Sales Charge   as
                     as a           as a           Percentage
Number of            Percentage     Percentage     of
Eligible Employees   of Offering    of Amount      Offering
or Members           Price          Invested       Price
------------------------------------------------------------------

9 or fewer           2.50%          2.56%          2.00%
------------------------------------------------------------------


At least 10 but not
more than 49         2.00%          2.04%          1.60%


      For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described on pages 30 and 31 of this Prospectus.


      Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

o  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

      o Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

      o Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

o  Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      o Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

      o Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge." Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

o  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under
Section  401(a) of the Internal  Revenue Code or from  custodial  accounts under
Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

o Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.


In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under Section 408(a) of the Internal Revenue Code or retirement plans under Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same class of shares in this Fund or another Oppenheimer fund.


II. Special Sale Charge Arrangements for Fund Shareholders of the Fund Who Were Shareholders of the Former Connecticut Mutual Investment Accounts, Inc.

      The initial and contingent sales charge rates and waivers for Class A and Class B shares described elsewhere in this Prospectus are modified as described below for those shareholders of the Fund who were shareholders of Connecticut Mutual Investment Accounts, Inc. on March 17, 1996 ("former CMIA shareholders").
o Prior Class A CDSC and Class A Sales Charge Waivers

      o Class A Contingent Deferred Sales Charge. Certain former CMIA shareholders are entitled to continue to make additional purchases of Class A shares of the Fund at net asset value without the Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those former CMIA shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the former CMIA funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the CMIA funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in any of the Oppenheimer funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the CMIA funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

      Class A shares of the former CMIA funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC. If any additional Class A shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      o Class A Sales Charge Waivers. Additional Class A shares of the Fund may be purchased without a sales charge by a person who was in one or more of the categories described below and acquired Class A shares of the CMIA funds prior to March 18, 1996 and still holds Class A shares of any Oppenheimer funds: (1) any purchaser, provided the total initial amount invested in the former CMIA funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Oppenheimer funds; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in any one or more of the former CMIA funds totaled $500,000 or more; (3) Directors of the former CMIA funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the CMIA funds' prior distributor, and its affiliated companies; (5) one or more members of a group of a least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; (6) any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which was beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract for Class A shares of the Fund; and (7) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the CMIA funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the applicable Class A CDSC.

o  Class A and Class B Contingent Deferred Sales Charge Waivers

      In addition to the waivers set forth above under the caption "How to Buy Shares," the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Fund and acquired through the reorganization of the Connecticut Mutual Income Account Series of CMIA with the Fund and the shares of that series were acquired prior to March 18, 1996, (ii) were acquired by exchange from another CMIA fund and the shares of that fund were purchased prior to March 18, 1996 and (iii) were exchanged or redeemed in the following cases:

      (1) by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (Code); (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) in whole or in part, in connection with shares sold by any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (5) in connection with the former CMIA fund's right to involuntarily redeem or liquidate a Fund; (6) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the former CMIA fund's Articles of Incorporation, or as adopted by the Board of Directors of the former CMIA funds.

                          APPENDIX TO PROSPECTUS OF
                       OPPENHEIMER U.S. GOVERNMENT TRUST

     Graphic  material  included in Prospectus of  Oppenheimer  U.S.  Government
Trust: "Comparison of Total Return of Oppenheimer U.S. Government Trust and the Lehman Brothers Government Bond Index - Change in Value of a $10,000 Hypothetical Investment."

      Linear graphs will be included in the Prospectus of Oppenheimer U.S. Government Trust (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in each class of shares of the Fund. In the case of the Fund's Class A shares, that graph will cover the last ten fiscal years ending August 31, 1997. In the of Class B shares, the graph will cover the period from inception of the class (July 21, 1995) through August 31, 1997. In the case of Class C shares, the graph will cover the period from the inception of the Class (December 1, 1993) through August 31, 1997. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Government Bond Index. Set forth below are the relevant data points that will appear on the linear graphs. Additional information with respect to the foregoing, including a description of the Lehman Brothers Government Bond Index, is set forth in the Prospectus under "Comparing the Fund's Performance to the Market."


     Fiscal Year         Oppenheimer             Lehman Brothers
     (Period) Ended      U.S. Government Trust - Government Bond Index

     06/30/87            $ 9,525                 $10,000
     06/30/88            $10,230                 $10,719
     06/30/89            $11,199                 $12,014
     06/30/90            $11,908                 $12,846
     06/30/91            $13,045                 $14,148
     06/30/92            $14,749                 $16,093
     06/30/93            $16,179                 $18,170
     06/30/94            $16,025                 $17,927
     06/30/95            $17,824                 $20,089
     06/30/96            $18,698                 $20,995
     08/31/96(1)         $18,776                 $21,000
     08/31/97            $20,737                 $22,959

     Fiscal              Oppenheimer             Lehman Brothers
     Period Ended        U.S. Government Trust - Government Bond Index

     07/31/95            $10,000                 $10,000
     06/30/96            $10,480                 $10,490
     08/31/96(1)         $10,510                 $10,492
     08/31/97            $11,220                 $11,471

     Fiscal              Oppenheimer             Lehman Brothers
     Period Ended        U.S. Government Trust - Government Bond Index

     12/01/93(2)         $10,000                 $10,000
     06/30/94            $ 9,678                 $10,492
     06/30/95            $10,675                 $10,786
     06/30/96            $11,115                 $11,273
     08/31/96(1)         $11,146                 $11,276
     08/31/97            $12,222                 $12,327

----------------------

1. The Fund changed its fiscal year end from June 30 to August 31. 2. Class B shares of the Fund were first publicly offered on July 21, 1995. 3. Class C shares of the Fund were first publicly offered on December 1, 1993.

Oppenheimer U.S. Government Trust
Two World Trade Center
New York, New York 10048-0203
Telephone: 1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

OppenheimerFunds Internet Web Site
http://www.oppenheimerfunds.com

Custodian of Portfolio Securities
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
KPMG Peat Marwick LLP
707 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Gordon Altman Butowsky Weitzen Shalov & Wein
114 West 47th Street
New York, New York 10036

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.


PR0220.002.598  Printed on recycled paper

Oppenheimer U.S. Government Trust

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048


Statement of Additional Information dated May 18, 1998


This Statement of Additional Information of Oppenheimer U.S. Government Trust is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 18, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


Contents
                                                                         Page
About the Fund
Investment Objective and Policies....................................... 2
Investment Policies and Strategies...................................... 2
     Other Investment Techniques and Strategies......................... 4
     Other Investment Restrictions...................................... 13
How the Fund is Managed ................................................ 14
     Organization and History........................................... 14
     Trustees and Officers of the Fund.................................. 14
     The Manager and Its Affiliates..................................... 20

Brokerage Policies of the Fund.......................................... 22
Performance of the Fund................................................. 23
Distribution and Service Plans.......................................... 29
About Your Account
How To Buy Shares....................................................... 31
How To Sell Shares...................................................... 38
How To Exchange Shares.................................................. 42
Dividends, Capital Gains and Taxes...................................... 44
Additional Information About the Fund................................... 46
Financial Information About the Fund
Independent Auditors' Report............................................ 47
Financial Statements.................................................... 48
Appendix A: Description of Securities Ratings........................... A-1
Appendix B: Corporate Industry Classifications.......................... B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

      o U.S. Government Securities. The obligations of U.S. Government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies'
obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Under normal market conditions, the Fund will invest at least 80% of its total assets in U.S. Government Securities and the securities of such agencies and instrumentalities of the U.S. Government when the Fund's investment manager, OppenheimerFunds, Inc. (the
"Manager") is satisfied that the credit risk with respect to such instrumentality is minimal.

      General changes in prevailing interest rates will affect the values of the Fund's portfolio securities. The value will vary inversely to changes in such rates. For example, if such rates go up after a security is purchased, the value of the security will generally decline. A decrease in interest rates may affect the maturity and yield of mortgage-backed securities by increasing unscheduled prepayments of the underlying mortgages. With its objective of seeking interest income while conserving capital, the Fund may purchase or sell securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields. While short-term trading increases the portfolio turnover, the execution cost for U.S. Government Securities is substantially less than for equivalent dollar values of equity securities (see "Brokerage Provisions of the Investment Advisory Agreement," below).

      The U.S. Government Securities in which the Fund may invest include the following:

      o GNMA Certificates. The Government National Mortgage Association ("GNMA") is a wholly-owned corporate instrumentality of the United States within the U.S. Department of Housing and Urban Development. GNMA's principal programs involve its guarantees of privately-issued securities backed by pools of mortgages. GNMA Certificates are debt securities representing an interest in one or a pool of mortgages that are insured by the Federal Housing Administration ("FHA") or the Farmers Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA").

      The GNMA Certificates in which the Fund invests are of the "fully modified pass-through" type, that is, they provide that the registered holders of the Certificates will receive timely monthly payments of the pro-rata share of the scheduled principal payments on the underlying mortgages, whether or not those amounts are collected by the issuers. Amounts paid include, on a pro rata basis, any prepayment of principal of such mortgages and interest (net of servicing and other charges) on the aggregate unpaid principal balance of such GNMA Certificates, whether or not the interest on the underlying mortgages has been collected by the issuers.

      The GNMA Certificates purchased by the Fund are guaranteed as to timely payment of principal and interest by GNMA. It is expected that payments received by the issuers of GNMA Certificates on account of the mortgages backing the Certificates will be sufficient to make the required payments of principal of and interest on such GNMA Certificates, but if such payments are insufficient for that purpose, the guaranty agreements between the issuers of the Certificates and GNMA require the issuers to make advances sufficient for such payments. If the issuers fail to make such payments, GNMA will do so.

      Under Federal law, the full faith and credit of the United States is pledged to the payment of all amounts which may be required to be paid under any guaranty issued by GNMA as to such mortgage pools. An opinion of an Assistant Attorney General of the United States, dated December 9, 1969, states that such guaranties "constitute general obligations of the United States backed by its full faith and credit." GNMA is empowered to borrow from the United States Treasury to the extent necessary to make any payments of principal and interest required under such guaranties.

      GNMA Certificates are backed by the aggregate indebtedness secured by the underlying FHA-insured, FMHA-insured or VA-guaranteed mortgages and, except to the extent of payments received by the issuers on account of such mortgages, GNMA Certificates do not constitute a liability of, nor evidence any recourse against, such issuers, but recourse is solely against GNMA. Holders of GNMA Certificates (such as the Fund) have no security interest in or lien on the underlying mortgages.

      Monthly payments of principal will be made, and additional prepayments of principal may be made, to the Fund with respect to the mortgages underlying the GNMA Certificates held by the Fund. All of the mortgages in the pools relating to the GNMA Certificates in the Fund are subject to prepayment without any significant premium or penalty, at the option of the mortgagors. While the mortgages on 1-to-4-family dwellings underlying certain GNMA Certificates have a stated maturity of up to 30 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, as a result of prepayments, refinancing and payments from foreclosures, is considerably less. Periods of dropping interest rates may spur refinancing of existing mortgages, accelerating the rate of prepayments. Prepayments on such mortgages received by the Fund will be reinvested in additional GNMA Certificates or other U.S. Government Securities. The yields on such additional securities may not necessarily be the same as (and may be lower than) the yields on the prepaid securities, which will affect the income the Fund receives and pays to its shareholders.

      o Federal Home Loan Mortgage Corporation ("FHLMC") Certificates. FHLMC, a corporate instrumentality of the United States, issues FHLMC Certificates representing interests in mortgage loans. FHLMC guarantees to each registered holder of a FHLMC Certificate timely payment of the amounts representing a holder's proportionate share in (i) interest payments less servicing and guarantee fees, (ii) principal prepayments and (iii) the ultimate collection of amounts representing such holder's proportionate interest in principal payments on the mortgage loans in the pool represented by such FHLMC Certificate, in each case whether or not such amounts are actually received. The obligations of FHLMC under its guarantees are obligations solely of FHLMC and are not backed by the full faith and credit of the United States.

      o Federal National Mortgage Association ("FNMA") Certificates. FNMA, a federally-chartered and privately-owned corporation, issues FNMA Certificates which are backed by a pool of mortgage loans. FNMA guarantees to each registered holder of a FNMA Certificate that the holder will receive amounts representing such holder's proportionate interest in scheduled principal and interest payments, and any principal prepayments, on the mortgage loans in the pool represented by such FNMA Certificate, less servicing and guarantee fees, and such holder's proportionate interest in the full principal amount of any foreclosed or other liquidated mortgage loan, in each case whether or not such amounts are actually received. The obligations of FNMA under its guarantees are obligations solely of FNMA and are not backed by the full faith and credit of the United States or any agency or instrumentality thereof other than FNMA.

Other Investment Techniques and Strategies

     o Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements. In a repurchase transaction, the Fund purchases a U.S. Government security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. An "approved vendor" is a U.S. commercial bank, the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities which must meet the audit requirements met by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940 (the "Investment Company Act"), collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      o Reverse Repurchase Agreements. The Fund will maintain, in a segregated account with its Custodian, cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase, including accrued interest, until payment is made. The Fund will use reverse repurchase agreements as a source of funds on a short-term basis (and not for leverage). In determining whether to enter into a reverse repurchase agreement with a bank or broker-dealer, the Fund will take into account the creditworthiness of such party. As a matter of fundamental policy, the Fund will not enter into a reverse repurchase transaction unless the securities collateralizing the transaction have a maturity date not later than the settlement date for the transaction.

     o Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as one or more of (a) negotiated loan fees,
(b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative or other fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

     o Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities in which it can invest. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and
(iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to identify cash, U.S. Government Securities or other high-grade debt securities with its Custodian in an amount equal to its obligation under the roll.

      o "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market
exists,  but  which  are  not  available  for  immediate  delivery.   When  such
transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Such securities may bear interest at a lower rate than longer-term securities. The Fund does not intend to make such purchase for speculative purposes. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will identify with its Custodian cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

      The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. Except for mortgage-backed security rolls, the Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

      When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

      o Hedging. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments to manage its exposure to changing interest rates and securities prices. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts and covered calls may also be written on U.S. Government Securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures and call and put options on debt securities and Interest Rate Futures (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to do the following: (i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations. A call or put may be purchased only if, after such purchase, the net value of all call and put option positions held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.

      The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To effect its hedges, the Fund may:
(i) sell Interest Rate Futures, (ii) buy puts on such Futures or U.S. Government Securities, or (iii) write covered calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on U.S. Government Securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. At present, the Fund does not intend to enter into Futures and options on Futures if, after any such purchase or sale, the sum of the margin deposits on Futures and the premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. The Fund may, in the future, employ Hedging Instruments and strategies that are not presently contemplated to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible, and are adequately disclosed.

     o Writing Covered Calls. The Fund may write (i.e. sell) call options ("calls") on U.S. Government Securities to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions, subject to the limitations stated in the Prospectus. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.


      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     o Writing Put Options. The Fund may write put options on U.S. Government securities or Interest Rate Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      o Purchasing Calls and Puts. The Fund may purchase calls on U.S. Government Securities or on Interest Rate Futures, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of U.S. Government Securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on a Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      The Fund may purchase put options ("puts") which relate to U.S. Government Securities (whether or not it holds such securities in its portfolio) or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on Interest Rate Futures or U.S. Government Securities permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the bond market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on Interest Rate Futures or U.S. Government Securities not held by it, the put protects the Fund to the extent that the prices of the underlying Future or U.S. Government Security move in a similar pattern to the prices of the U.S. Government Securities in the Fund's portfolio.

      An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund may pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      o Interest Rate Futures. The Fund may buy and sell Interest Rate Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract.

      Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis.

      At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting transaction. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.


     o Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund may engage in interest rate swaps only with respect to securities it holds, and not in excess of 25% of its total assets.

      The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

      o Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the calls or upon the Fund entering into a closing purchase transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it, unless subject to a buy-back agreement with the executing broker. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      o Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. Under the restrictions, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.

      Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

      o Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive from the Fund.

      o Risks Of Hedging With Options and Futures. In addition to the risks with respect to hedging discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      If the Fund uses Hedging Instruments to establish a position in the U.S. Government Securities markets as a temporary substitute for the purchase of individual U.S. Government Securities (long hedging) by buying Interest Rate Futures and/or calls on such Futures or on U.S. Government Securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the U.S. Government Securities purchased.

Other Investment Restrictions

      The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.


      Under these additional restrictions:

     o the Fund cannot invest in interests in oil, gas, or other mineral exploration or development programs;

      o  the Fund cannot  invest in real estate;

      o the Fund cannot purchase securities on margin or make short sales of securities; however, the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

      o  the Fund cannot underwrite securities of other companies; or

     o the Fund cannot invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.


      The Fund will not concentrate investments to the extent of 25% of its assets in any industry; there is no limit on obligations issued by the U.S. Government or its agencies or instrumentalities. For purposes of that policy, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      The percentage restrictions described above and in the Prospectus are applicable only at the time of investment and require no action by the Fund as a result of subsequent changes in value of the investments or the size of the Fund.

How the Fund is Managed

Organization and History. The Fund was organized in 1982 as a Massachusetts business trust. Effective August 16, 1985, the Fund changed its investment objective and became a long-term government securities fund. Prior to August 16, 1985, the Fund operated as a money market fund with a fixed net asset value per share.

      As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.


Trustees And Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. All of the Trustees are also Trustees or Directors of Oppenheimer California Municipal Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Developing Markets
Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer Growth Fund, Oppenheimer International Growth Fund, Oppenheimer International Small Company Fund, Oppenheimer Mid-Cap Fund,
Oppenheimer Money Market Fund, Inc., Oppenheimer Multiple Strategies Fund, Oppenheimer Municipal Bond Fund, Oppenheimer Multi- Sector Income Trust, Oppenheimer New York Municipal Fund, Oppenheimer Multi-State Municipal Trust, Oppenheimer Series Fund, Inc. and Oppenheimer World Bond Fund (the "New York-based Oppenheimer funds"), except that Ms. Macaskill is not a Director of Oppenheimer Money Market Fund, Inc. Ms. Macaskill and Messrs. Spiro, Levy, Bishop, Bowen, Donohue, Farrar and Zack respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of April 17, 1998, the officers and Trustees of the Fund as a group owned of record or beneficially less than 1% of the outstanding shares of each class of the Fund. The statement does not include ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill and Mr. Donohue, respectively, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed below.


      Leon Levy, Chairman of the Board of Trustees; Age: 72
      31 West 52nd Street, New York, New York 10019
      General Partner of Odyssey Partners,  L.P. (investment  partnership)(since
      1982) and Chairman of Avatar Holdings, Inc. (real estate development).

      Robert G. Galli, Trustee; Age: 64
      19750 Beach Road, Jupiter Island, FL 33469
      Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (October 1995 to December 1997), Vice President (June 1990 to March 1994) and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President (December 1977 to October 1995), General Counsel and a director (December 1975 to October 1993) of the Manager; Executive Vice President and a director of OppenheimerFunds Distributor, Inc. (the "Distributor") (July 1978 to October 1993); Executive Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") (April 1986 to October 1995), an investment adviser subsidiary of the Manager; Vice President and a director (October 1988 to October 1993) and Secretary (March 1981 to September 1988) of Centennial Asset Management Corporation ("Centennial"), an investment adviser subsidiary of the Manager; A director (November 1989 to October 1993) and Executive Vice President (November 1989 to January 1990) of Shareholder Financial
      Services, Inc. ("SFSI"), a transfer agent subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") (August 1984 to October
      1993), a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

      Benjamin Lipstein, Trustee; Age: 74
      591 Breezy Hill Road, Hillsdale, New York 12529
      Professor  Emeritus  of  Marketing,   Stern  Graduate  School of  Business
      Administration, New York University.

      Bridget A. Macaskill, President and Trustee*#; Age: 49
      President  (since June 1991),  Chief  Executive  Officer (since  September
      1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September
      1995) and a director (since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL") and Oppenheimer Millennium Funds plc (since October 1997); President and a director or trustee of other Oppenheimer funds; a director of the NASDAQ Stock Market, Inc. and of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager.

     Elizabeth B. Moynihan, Trustee; Age: 68
     801 Pennsylvania Avenue, NW, Washington, DC 20004
     Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State, and of the Indo-U.S. Sub- Commission on Education and Culture.

      Kenneth A. Randall, Trustee; Age: 70
      6 Whittaker's Mill, Williamsburg, Virginia 23185
      A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Texan Cogeneration Company (cogeneration company), Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

      Edward V. Regan, Trustee; Age: 67
      40 Park Avenue, New York, New York 10016
      Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of River Bank America (real estate manager); Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and trustee, New York State and Local Retirement Fund.


            ------------------------

* A Trustee who is an "interested person" of the Fund.
# Not a Director of Oppenheimer Money Market Fund, Inc.

      Russell S. Reynolds, Jr., Trustee; Age: 65
      8 Sound Shore Drive, Greenwich, Connecticut 06830
     Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K.); a trustee of Mystic Seaport Museum, International House and Greenwich Historical Society.

      Donald W. Spiro, President and Trustee*; Age: 72
      Chairman Emeritus (since August 1991) and a director (since January 1969) of the Manager; formerly Chairman of the Manager and the Distributor.

      Pauline Trigere, Trustee; Age: 85
      498 Seventh Avenue, New York, New York 10018
     Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

      Clayton K. Yeutter, Trustee; Age: 67
      1325 Merrie Ridge Road, McLean, Virginia 22101
     Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery) and Texas Instruments, Inc. (electronics); formerly (in descending chronological order), Counsellor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

      Jerry A. Webman, Vice President and Portfolio Manager; Age: 48 Senior Vice President of the Manager (since February 1996); an officer of other Oppenheimer funds; previously an officer and portfolio manager with Prudential Mutual Funds -- Investment Management Inc.

      Andrew J. Donohue, Secretary; Age: 47
      Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. (since September 1995) and MultiSource Services, Inc. (a broker-dealer) (since December 1995); President and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of OAC; A director of OFIL and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.


            ------------------------

* A Trustee who is an "interested person" of the Fund.

      George C. Bowen, Treasurer; Age: 61
      6803 South Tucson Way, Englewood, Colorado 80112
      Senior Vice President  (since  September 1987) and Treasurer  (since March
      1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of the Distributor; Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView; Senior Vice President (since February 1992), Treasurer (since July 1991) and a director (since December 1991) of Centennial; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of SSI; Vice President, Treasurer and Secretary of SFSI (since November 1989); Treasurer of OAC (since June 1990); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc., a broker-dealer (since December 1995); an officer of other Oppenheimer funds.

      Robert G. Zack, Assistant Secretary; Age: 49
      Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of SSI (since May
      1985), and SFSI (since November 1989); Assistant Secretary of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

      Robert Bishop, Assistant Treasurer; Age: 39
      6803 South Tucson Way, Englewood,  Colorado 80112
      Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

      Scott Farrar, Assistant Treasurer; Age: 32
      6803 South Tucson Way, Englewood,  Colorado 80112
      Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October
      1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.


      o Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Messrs. Galli and Spiro) who were affiliated with the Manager during the fiscal year ended August 31, 1997, received no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended August 31, 1997. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board during the calendar year 1996.





                        Aggregate         Retirement BenefitTotal Compensation
                        Compensation      Accrued as Part   from all
Name and                                  of Fund           New York-based

Position                from Fund         Expenses          Oppenheimer funds1

Leon Levy               $4,022            ($4,680)2         $152,750
  Chairman and
  Trustee

Benjamin Lipstein       $2,405             ($2,805)2       $ 91,350
  Study Committee
  Chairman, Audit
  Committee Member
  and Trustee3

Elizabeth B. Moynihan   $2,405                  ($2,805)2       $ 91,350
  Study Committee
  Member and
  Trustee

Kenneth A. Randall      $2,197                  ($2,562)2       $ 83,450
  Audit Committee
  Chairman and
  Trustee

Edward V. Regan         $2,058                  ($2,400)2       $ 78,150
  Proxy Committee
  Chairman, Audit
  Committee Member

   and Trustee


Russell S. Reynolds, Jr.$1,548                  ($1,805)2       $58,800
  Proxy Committee
  Member and Trustee

Pauline Trigere         $1,456                  ($1,698)2       $ 55,300
  Trustee

Clayton K. Yeutter      $1,548                  ($1,805)2       $ 58,800
  Proxy Committee
  Member and Trustee


            ------------------------



1 For the 1996 calendar year.
2 A credit was made for the Fund's projected benefit obligations and payments were made to retired trustees, resulting in an accumulated liability at August 31, 1997. 3 Committee position held during a portion of the period shown.

      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York- based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustee's fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may, without shareholder approval and notwithstanding it fundamental policy restricting investment in other open-end investment companies, as described on page 13, invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.


      o Major Shareholders. As of May 15, 1998 the only persons who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares was Banc One Securities Corp FBO The One Investment Solution, 733 Greencrest Dr, Westerville, OH 43081-4903, who owned 5,296,680.960 Class A shares (representing approximately 9.54% of the Fund's then outstanding Class A shares); Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, East, Floor 3, Jacksonville, Florida 32246-6484, who owned 685,062.145 Class B shares (representing approximately 7.62% of the Fund's then outstanding Class B shares) and 580,326.009 Class C shares (representing approximately 19.68% of the Fund's then outstanding Class C shares). Class Y shares were not available during the Fund's fiscal year ended August 31, 1997.


The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Messrs. Galli and Spiro) also serve as Trustees of the Fund.

      The Portfolio Manager of the Fund is Jerry Webman, who is principally responsible for the day to day management of the Fund's portfolio. Mr. Webman's background is described in the Prospectus under "Portfolio Manager." Other members of the Adviser's Fixed Income Portfolio Department provide the portfolio manager with counsel and support in managing the Fund's portfolio.

     The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.


      o The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund and requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. Prior to the adoption of the current investment advisory agreement, the Manager voluntarily reduced the management fee to the current rates, described in the Prospectus.


      Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the Distribution Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1995 and 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the management fees paid by the Fund to the Manager were $1,980,189, $2,946,711, $569,144 and $3,233,578, respectively.

      The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with its other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its corporate name may be withdrawn.

     o The Distributor. Under its Distribution Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B Class C and Class Y shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, excluding payments under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1995 and 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the aggregate sales charges on sales of the Fund's Class A shares were $582,157, $880,535, $119,450 and $709,843, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $169,246, $277,638, $35,853 and $230,181 in those respective years. During the fiscal years ended June 30, 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the contingent deferred sales charges collected by the Distributor on the redemption of Class B shares totaled $64,030, $9,733 and $130,311, respectively, all of which the Distributor retained. During the Fund's fiscal year ended June 30, 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31,1997, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class B shares totaled $692,568, $130,843 and $1,031,181, respectively, of which $15,855, $6,477 and $25,474, respectively, were paid to an affiliated broker/dealer. During the Fund's fiscal years ended June 30, 1995 and 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, the contingent deferred sales charges collected on Class C shares were $9,578, $14,816, $2,260 and $3,984, respectively, all of which the Distributor retained. During the Fund's fiscal years ended June 30, 1996, its fiscal period ended August 31, 1996 and its fiscal year ended August 31, 1997, sales charges advanced to broker/dealers by the Distributor on sales of the Fund's Class C shares totaled $86,810, $9,765 and $65,115, of which $8,756, $1,030 and $3,250, respectively, were paid to an affiliated broker/dealer. Class Y shares were not publicly offered during the Fund's fiscal year ended August 31, 1997. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

     o The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

      Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager and the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs. Subject to the provisions of the advisory agreement, the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers of may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers.

      Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions.

      During the Fund's fiscal year ended August 31, 1997, total brokerage commissions paid by the Fund (not including spread or commissions on principal transactions on a net trade basis) were $143,007. The transactions given rise to this commission were allocated in accordance with the Manager's internal allocation procedures. Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these yields and total returns are calculated for each class and the components of those calculations is set forth below.

     The Fund's advertisement of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1-, 5-, and 10-year periods (or the life of the class, if less) as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yields, total returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yields and total returns for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yields and total returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to a particular class. Class Y shares were not publicly offered during the Fund's fiscal year ended August 31, 1997 and therefore no performance information is provided in any of the presentations below.

Yields.

     o Standardized Yield. The "standardized yield" (referred to as "yield") is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below. It is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission designed to assure uniformity in the way that all funds calculate their yields:

                                             a-b       6
                   Standardized Yield = 2 ((------ + 1) - 1)
                                              cd

      The symbols above represent the following factors:

       a = dividends and interest earned during the 30-day period.

       b = expenses accrued for the period (net of any expense reimbursements).

       c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.

       d = the maximum offering price per share of that class on the last day of the period, using the current maximum sales charge rate adjusted for undistributed net investment income.

     The standardized yield of a class of shares for a 30-day period may differ from the yield for other periods. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30 day period. For the 30-day period ended August 31, 1997 the standardized yields for the Fund's class of shares were as follows:



           Without Deducting Sales Charge             With Sales Charge Deducted
Class A:   5.94%                                      5.66%
Class B:   5.17%                                      N/A
Class C:   5.17%                                      N/A


       o Dividend Yield. The Fund may quote a "dividend yield" for each class of shares. Dividend yield is based on the dividends paid on shares of a class during the actual dividend period. from net investment income during a stated period. To calculate dividend yield, the dividends of a class declared during a stated period are added together and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

 Dividend yield = dividends paid x 12 / maximum offering price (payment date)

       The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B shares and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The Class A dividend yield may also be quoted without deducting the maximum initial sales charge.


       The dividend yields for the 30-day dividend period ended February 28, 1998 were as follows:

           Without Deducting Sales Charge             With Sales Charge Deducted
Class A:   6.09                                       5.80%
Class B:   5.38%                                      N/A
Class C:   5.38%                                      N/A


Total Return Information. The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A and Class B shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

     o Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                    ( ERV ) 1/n
                    (-----) -1 = Average Annual Total Return
                    (  P  )


       The "average annual total returns" on an investment in Class A shares of the Fund for the 1- 5- and 10-year periods ended February 28, 1998 were 5.52%, 5.79% and 7.44%, respectively.

       The "average annual total returns" on an investment in Class B shares of the Fund for the 1-year period ended February 28, 1998 was 4.97%, and for the period July 21, 1995 (commencement of the Class) through February 28, 1998 was 6.62%.


     The "average annual total returns" on an investment in Class C shares of the Fund for the

1-year period ended February 28, 1998 was 8.98%, and for the period December 1, 1993 (commencement of the Class) through February 28, 1998 was 6.10%.


     o Cumulative Total Return. The "cumulative total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows: {ERV~-~P} over P ~ =~Total~Return

       In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of 1.0% contingent deferred sales charge is applied to the investment result for the 1-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.


       The "cumulative total return" on an investment in Class A shares of the Fund (using the method described above) for the 10-year period ended February 28, 1998 was 162.51%.


     The "cumulative total return" on an investment in Class B shares of the Fund (using the method described above) for the period July 21, 1995 (commencement of the Class) through February 28, 1998 was 18.16%.

       The "cumulative total return" on an investment in Class C shares of the Fund (using the method described above) for the period December 1, 1993 (commencement of the Class) through February 28, 1998 was 28.53%.

       o Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for Class A, Class B, Class C or Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

       The "average annual total returns at net asset value" for the Fund's Class A shares for the 1-, 5- and 10-year periods ended February 28, 1998 were 10.78%, 6.83% and 7.96%, respectively.


       The "average annual total returns at net asset value" for the Fund's Class B shares for the 1-

year period ended February 28, 1998, and for the period July 21, 1995 (commencement of the Class) through February 28, 1998 were 9.97% and 7.65%, respectively.


       The "average annual total returns at net asset value" for the Fund's Class C shares for the 1-

year period ended February 28, 1998 and for the period December 1, 1993 (commencement of the Class) through February 28, 1998 were 9.98% and 6.10%, respectively.

       Total return information may be useful to investors in reviewing the performance of the Fund's different classes of shares. However, when comparing total return of an investment in shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. No adjustment is made for taxes payable on distributions. An investment in the Fund's shares is not insured; its total return is not guaranteed and will fluctuate on a daily basis. Total return for any given past period is not an indication or representation by the Fund of future rates of return on its shares. The total return of the Fund's shares is affected by portfolio quality, portfolio maturity, type of investments held and operating expenses. When comparing total return of an investment in shares of the fund with that of other investment instruments, investors should understand that certain other investment alternatives such as money market instruments, certificates of deposit, U.S. Government securities or bank accounts provide a return which remains relatively constant over time and also that bank accounts may be insured.


Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B, Class C or Class Y shares by Lipper Analytical Services, Inc. ("Lipper"), a widely- recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other U.S. Government funds and (iii) all other U.S. Government funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

       From time to time, the Fund may publish the star ranking of the performance of its Class A, Class B, Class C or Class Y shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories; domestic stock funds, international stock funds, taxable bond funds an municipal bond funds, based on risk-adjusted total investment returns. The Fund is ranked among intermediate government funds. Investment return measures a fund's or class' 1- 3-, 5- and 10-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in the fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's or class' 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30% respectively), depending on the inception of the fund or class. Rankings are subject to change monthly.

       The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star rankings, Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

     The total return on an investment made in Class A, Class B, Class C or Class Y shares of the Fund may also be compared with the performance for the same period of the Lehman Brothers U.S. Government Bond Index, an unmanaged index including all U.S. Treasury issues, publicly-issued debt of U.S. Government agencies and quasi-public corporations and U.S. Government-
guaranteed corporate debt, and is widely regarded as a measure of the performance of the U.S. Government bond market. The foregoing bond index includes a factor for the reinvestment of interest but does not reflect expenses or taxes. Other indices may be used from time to time. The performance of the Fund's Class A, Class B, Class C and Class Y shares may also be compared in publications to (i) performance of various market indices or other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

     From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times which may include quotations of performance from other sources, such as Lipper or Morningstar.

     From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or the Transfer Agent), by independent third-parties, on the investor services provided by them to shareholders of the Oppenheimer funds, other than the performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

       When comparing yield, total return and investment risk of an investment in Class A, Class B, Class C or Class Y shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B shares and Class C shares, such vote was cast by the Manager as the sole initial holder of Class B shares and Class C shares of the Fund.

       In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

       Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees including its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the "Independent Trustees" or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.

       While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. Those reports, including allocations on which they are based, will be subject to review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no requirement for a minimum amount of assets.

       For the fiscal year ended August 31, 1997, payment under the Class A Plan totaled $1,151,704, all of which was paid by the Distributor to Recipients, including $149,082, paid to an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal year by the Distributor may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges or other financial costs, or allocation of overhead by the Distributor.

       The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor. For the fiscal year ended August 31, 1997, payment under Class B Plan totaled $413,443, of which $358,181 was retained by the Distributor, including $1,070 paid to an affiliate of the Distributor. Payments made under the Class C Plan during the fiscal year ended August 31, 1997 totaled $194,792, of which $60,433 was retained by the Distributor, including $15,008 paid to an affiliate of the Distributor.

       Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

       The Class B and Class C Plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund.
Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead. A Fourth Class of Shares may be purchased only by certain institutional investors at net asset value per share ("Class Y Shares").

       The four classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B, Class C and Class Y shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.


Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B, Class C and Class Y shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in U.S. Government Securities at times when the Exchange is closed (including weekends and holidays or after 4:00 P.M., on a regular business day). Because the Fund's net asset value will not be calculated at such times, the net asset value per share of Class A, Class B, Class C and Class Y shares of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.


     The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally, as follows: (i) equity securities traded on a securities exchange or on the Automated Quotation System ("NASDAQ") of the NASDAQ Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date; (ii) equity securities traded on a foreign securities exchange are generally valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have remaining maturity of 60 days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and (v) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be in "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

       In the case of U.S. Government Securities and mortgage-backed securities, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager may use pricing services approved by the Board of Trustees to price U.S. Government Securities or mortgage-backed securities for which last sale information is not generally available. The pricing service, when valuing such securities, may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager will monitor the accuracy of such pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.


       Puts, calls and Futures held by the Fund are valued at the last sales prices on the principal exchanges on which they are traded or on NASDAQ, as applicable, or, if there are no sales that day, in accordance with (i) above. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to- market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If the Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in- law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings, aunts, uncles, nieces and nephews. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

       o The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:



Oppenheimer Bond Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Champion Income  Fund
Oppenheimer  California  Municipal  Fund
Oppenheimer  Convertible Securities Fund
Oppenheimer  Developing Markets Fund
Oppenheimer  Discovery Fund
Oppenheimer  Disciplined  Value Fund
Oppenheimer  Disciplined  Allocation  Fund
Oppenheimer  Enterprise Fund
Oppenheimer Equity Income Fund
Oppenheimer  Florida Municipal Fund
Oppenheimer  Global Fund
Oppenheimer  Global Growth & Income Fund
Oppenheimer  Gold & Special  Minerals Fund
Oppenheimer  Growth Fund
Oppenheimer High Yield Fund
Oppenheimer  Intermediate  Municipal Fund
Oppenheimer  Insured Municipal Fund
Oppenheimer  International  Bond Fund
Oppenheimer  International Growth Fund
Oppenheimer International Small Company

   Fund

Oppenheimer   Life  Span  Balanced  Fund
Oppenheimer  Life  Span  Growth  Fund
Oppenheimer  Life  Span  Income  Fund
Limited  Term  New  York  Municipal  Fund
Oppenheimer   Limited-Term  Government  Fund
Oppenheimer  Municipal  Bond  Fund
Oppenheimer Mid-Cap Fund
Oppenheimer Main Street California Municipal

   Fund
Oppenheimer Main Street Income & Growth
   Fund

Oppenheimer Multiple Strategies Fund
Oppenheimer New Jersey Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Quest Balanced Value Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Officers Value Fund
Rochester Fund Municipals
Oppenheimer Real Asset Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer U.S. Government Trust
Oppenheimer World Bond Fund


and the following "Money Market Funds:"

Centennial America Fund, L.P.
Centennial  California Tax Exempt Trust
Centennial Government  Trust
Centennial  Money Market Trust
Centennial New York Tax Exempt Trust
Centennial Tax Exempt Trust
Oppenheimer Cash Reserves
Oppenheimer  Money Market Fund, Inc.

       There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of money market fund shares may be subject to a contingent deferred sales charge).


       o Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.


       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases.

       If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       o Terms of Escrow That Apply to Letters of Intent.

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the total minimum investment specified under the Letter is completed within the 13- month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the 13-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If payments are made from a bank account to purchase shares of the Fund, the bank account will automatically be debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

       There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent deferred sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

       The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans other than public school 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group or association has made special arrangements with the Distributor and all members of the group or association participating in or who are eligible to participate in the plan(s) purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

       In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

     (i) the record keeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

       (ii) the record keeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more is assets, excluding assets held in Money Market Funds, invested in Applicable Investments; or

       (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

       If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less the $3 million in assets, excluding Money Market Funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

       Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B contingent deferred sales charge.

How to Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.


Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.


       By choosing the Checkwriting privilege, whether done so by signing the Account Application or by completing a Checkwriting card, the individual(s) signing (1) represent that they are either the registered owner(s) of the shares of the Fund, or are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of such registered owner(s); (2) authorize the Fund, its Transfer Agent and any bank through which the Fund's drafts ("checks") are payable (the "Bank"), to pay all checks drawn on the Fund account of such person(s) and to effect a redemption of sufficient shares in that account to cover payment of such checks; (3) specifically acknowledge(s) that if chosen to permit a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from an account even if that account is registered in the names of more than one person or even if more than one authorized signature appears on the Checkwriting card or the Application, as applicable; and (4) understand(s) that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Bank and neither shall incur any liability for such amendment or termination of for effecting redemptions to pay checks reasonably believed to be genuine, or for returning or not paying checks which have not been accepted for any reason.

Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds- sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension plans or 401(k) profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified taxpayer identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the dealer or broker to arrange this type of redemption.

The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are made by check, payable to all shareholders of record, and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date selected in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B or Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       o Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below, in this Statement of Additional Information.

     o Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase shares of Class A shares while maintaining automatic withdrawal plans because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making purchases of Class A shares.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Transfer Agent nor the Fund shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or ACH payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

     The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend- reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use  shares  held  under  the  Plan  as  collateral  for a  debt,  the
Planholder may request issuance of a portion of the Class A shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.


Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.


How To Exchange Shares

     As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except, Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P. which only offer Class A shares and Oppenheimer Main Street California Tax Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A current list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.


       For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from
Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

       Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

       Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998.) The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

       The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers are normally paid for by the third business day following the placement of the purchase order. Shares redeemed through regular redemption procedures will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds.

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.


       The amount of a class' distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A or Class Y shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.


       If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

       Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges" above, at net asset value without sales charge. To elect this option, the shareholder must notify the Distributor in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Financials
--------------------------------------------------------------------------------


10 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Investments February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
====================================================================================================================================
Mortgage-Backed Obligations--92.4%
------------------------------------------------------------------------------------------------------------------------------------
Government Agency--76.6%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--59.5%
Federal Home Loan Mortgage Corp., Collateralized
Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:
9.50%, 12/1/02-11/1/03                                                                            $    333,917          $    352,965
14%, 1/1/11                                                                                            346,639               413,077
Series 151, Cl. F, 9%, 5/15/21                                                                       2,500,000             2,703,689
Series 192, Cl. H, 9%, 7/15/21                                                                         534,702               539,210
Series 1065, Cl. H, 8.50%, 10/15/19                                                                    226,148               226,431
Series 1343, Cl. LA, 8%, 8/15/22                                                                     8,000,000             8,764,898
Series 1455, Cl. J, 7.50%, 12/15/22                                                                  2,625,000             2,843,431
Series 1914, Cl. H, 6.50%, 8/15/24                                                                   2,500,000             2,462,500
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass
Mtg. Participation Certificates:
11.50%, 6/1/20                                                                                         913,321             1,049,749
13%, 8/1/15                                                                                          1,618,842             1,941,599
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Series 1603, Cl. J, 6.50%, 7/15/23                                                                   5,000,000             5,065,625
Series 1610, Cl. PM, 6.25%, 4/15/22                                                                  4,500,000             4,507,020
Series 1702-A, Cl. PD, 6.50%, 4/15/22                                                                6,259,000             6,302,275
Series 1836, Cl. H, 6.50%, 9/15/24                                                                   5,000,000             5,040,600
Series 1914, Cl. G, 6.50%, 2/15/24                                                                   3,000,000             2,967,180
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 164, Cl. A, 13.004%, 3/1/24(1)                                                               11,867,339             3,552,785
Series 176, Cl. IO, 16.841%, 6/1/26(1)                                                              11,321,698             3,258,526
Series 177, Cl. A, 8.534%-16.972%, 1/1/24(1)                                                        67,261,768            19,432,344
Series 180, 5.449%, 10/1/26(1)                                                                       3,052,839               763,687
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
Government National Mortgage Assn., Gtd. Multiclass Mtg.
Participation Certificates, Series 26, Cl. B, 6%, 5/25/15                                            4,999,999             4,902,976
Principal-Only Stripped Mtg.-Backed Security, Series 1690,
Cl. B, 4.612%, 11/15/23(2)                                                                           2,838,241             1,621,345
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/13(3)                                                                                    44,700,000            44,839,911
7%, 3/15/12-3/1/27(3)                                                                              136,760,000           138,361,946
7%, 8/1/25-9/1/25                                                                                   26,038,727            26,404,646
7.50%, 8/1/25                                                                                        3,960,510             4,070,811
11%, 7/1/16                                                                                          1,179,714             1,338,238
11.50%, 11/1/15                                                                                        823,951               940,055
12%, 4/15/19                                                                                         1,149,667             1,337,207
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
8%, 12/1/22                                                                                          2,362,298             2,461,113
13%, 11/1/12                                                                                           119,124               139,362
Trust 1992-34, Cl. G, 8%, 3/25/22                                                                    2,520,000             2,715,300
Trust 1992-51, Cl. H, 5%, 4/25/07                                                                    5,000,000             4,785,508
Trust 1992-188, Cl. PG, 6.65%, 1/25/17                                                               4,000,000             4,031,240


                      11 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored (continued)
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 1990-18, Cl. K, 9.60%, 3/25/20                                                              $  5,000,000          $  5,582,980
Trust 1994-51, Cl. PH, 6.50%, 1/25/23                                                               10,000,000            10,115,600
Trust 1996-64, Cl. PB, 6.50%, 1/18/19                                                                2,049,000             2,064,536
Trust 1997-5, Cl. B, 7%, 9/18/17                                                                     4,000,000             4,045,000
Trust 1997-25, Cl. B, 7%, 12/18/22                                                                   2,910,000             2,963,049
Trust 1997-27, Cl. J, 7.50%, 4/18/27                                                                 2,356,282             2,508,938
Trust 1997-54, Cl. C, 6.50%, 9/18/24                                                                 5,000,000             4,942,188
Trust 1997-63, Cl. PC, 6.50%, 3/18/26                                                                7,500,000             7,526,953
Trust G93-31, Cl. PN, 7%, 9/25/23                                                                    5,000,000             5,163,420
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 276, Cl. 2, 12.08%, 10/1/24(1)                                                                11,542,152             3,430,183
Trust 293, Cl. 2, 10.717%, 12/1/27(1)                                                                9,873,914             2,968,345
Trust 294, Cl. 2, 11.628%, 2/1/28(1)                                                                 9,999,999             2,975,000
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Principal-Only
Stripped Mtg.-Backed Security:
Trust 277-C1, 10.035%-10.055%, 4/1/27(2)                                                             3,143,856             2,495,437
Trust 289-C1, 3.044%, 11/1/27(2)                                                                    13,050,271             9,583,793
Trust 1997-7, Cl. GA, 34.132%, 7/25/23(2)                                                            2,980,588             2,112,492
                                                                                                                        ------------
                                                                                                                         378,615,163

------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--17.1%
Government National Mortgage Assn.:
6%, 8/20/27                                                                                         23,599,477            23,982,969
6.50%, 11/15/23-12/15/23                                                                             1,666,479             1,657,414
7%, 3/1/28(3)                                                                                       23,000,000            23,258,750
7.125%, 4/20/17                                                                                        318,165               326,320
7.25%, 12/15/05                                                                                         31,426                32,198
7.50%, 4/15/27(3)                                                                                   13,500,000            13,850,190
7.50%, 10/15/06-7/15/26                                                                             19,838,846            20,395,808
8%, 4/15/02-5/15/25                                                                                  2,877,694             2,998,031
8.25%, 4/15/08                                                                                         112,049               118,135
8.50%, 6/15/01-1/15/06                                                                                  82,622                84,658
9%, 9/15/08-5/15/09                                                                                    369,486               399,772
9.50%, 4/15/01-1/15/20                                                                               1,132,172             1,232,105
10%, 6/15/16-8/15/19                                                                                 2,244,418             2,504,576
10.50%, 4/15/98-5/15/21                                                                              5,567,001             6,249,696
11%, 10/20/19-7/20/20                                                                                4,568,868             5,266,871
11.50%, 9/15/98-4/15/13                                                                                 96,710               111,158
12%, 12/15/12-3/15/14                                                                                   64,303                75,326
12.50%, 1/15/14-6/15/19                                                                                808,058               954,714
13%, 4/15/11-12/15/14                                                                                  154,254               183,945
13.50%, 4/15/11-8/15/14                                                                                158,842               191,934
14%, 6/15/11                                                                                            29,932                36,176
15%, 7/15/11-9/15/12                                                                                   166,555               202,758


                      12 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed (continued)
U.S. Department of Veterans Affairs, Interest-Only Gtd. Real Estate
Mtg. Investment Conduit Pass-Through Certificates, Vendee Mtg.
Trust, Series 1995-2B, Cl. 2-IO, 16.509%, 6/15/25(1)(4)                                           $118,089,170          $  4,520,601
                                                                                                                        ------------
                                                                                                                         108,634,105

------------------------------------------------------------------------------------------------------------------------------------
Private--15.8%
------------------------------------------------------------------------------------------------------------------------------------
Commercial--11.4%
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-D3, Cl. A5, 8.328%, 10/13/26(4)(5)                                                       3,700,000             3,997,156
Series 1996-MD6, Cl. A5, 6.96%, 11/13/26(5)                                                          5,000,000             5,240,625
Series 1997-MD7, Cl. A6, 8.11%, 1/13/30(5)                                                           1,150,000             1,213,250
------------------------------------------------------------------------------------------------------------------------------------
BKB Commercial Mortgage Trust, Commercial Mtg. Obligations,
Series 1997-C1, Cl. C, 7.45%, 10/25/00(4)                                                            1,735,000             1,739,338
------------------------------------------------------------------------------------------------------------------------------------
Capital Lease Funding Securitization LP, Interest-Only Corporate
Credit-Backed Pass-Through Certificates, Series 1997-CTL1,
9.418%-9.453%, 6/22/24(1)(4)                                                                        67,052,354             3,218,513
------------------------------------------------------------------------------------------------------------------------------------
Commercial Mortgage Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 10%, 12/25/20(1)(4)                                  24,833,200               706,194
------------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl. 2-G, 8.70%, 9/25/25(4)                                             3,000,000             3,078,900
------------------------------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed Security, Series 1997-C1,
7.355%, 4/18/27(1)                                                                                  33,741,375             2,611,662
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 1997-C1, Cl. X, 8.162%, 7/15/27(1)                                     24,172,857             2,417,286
------------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II, Commercial Mtg. Pass-Through
Certificates, Series 1997-CL1, Cl. F, 7.353%, 7/13/30                                                3,000,000             3,057,188
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
Series 1996-C1, Cl. D, 7.42%, 4/25/28                                                                5,061,000             5,187,130
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1996-C1, Cl. D-1, 7.508%, 2/15/28(4)(5)                                         3,000,000             3,084,375
------------------------------------------------------------------------------------------------------------------------------------
Potomac Gurnee Financial Corp., Commercial Mtg. Pass-Through
Certificates, Series 1, Cl. D, 7.683%, 12/21/26(4)                                                   2,500,000             2,593,250
------------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1992-C5, Cl. C, 8.85%, 5/25/22                                                                6,801,997             6,806,972
Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                                1,183,001             1,193,175
Series 1994-C1, Cl. C, 8%, 6/25/26                                                                   7,075,000             7,234,696
Series 1995-C1, Cl. D, 6.90%, 2/25/27                                                                7,677,000             7,674,817
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl. E, 7.30%, 10/20/34                                                2,500,000             2,538,281
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates:
Series 1996-C3, Cl. C, 7.375%, 6/25/30(4)(5)                                                         5,000,000             5,071,875
Series 1996-CFL, Cl. D, 7.034%, 2/25/28                                                              3,700,000             3,737,000
                                                                                                                        ------------
                                                                                                                          72,401,683


                      13 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                                                      Face              Market Value
                                                                                                     Amount              See Note 1
------------------------------------------------------------------------------------------------------------------------------------
Multi-Family--1.1%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-12, Cl. B1, 6.625%, 2/25/24                                                           $  3,000,000          $  2,923,238
------------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1991-M5, Cl. A, 9%, 3/25/17                                                                   4,048,834             4,049,695
Series 1992-M4, Cl. B, 7.20%, 9/25/21(4)                                                               292,254               291,250
                                                                                                                        ------------
                                                                                                                           7,264,183

------------------------------------------------------------------------------------------------------------------------------------
Residential--3.3%
CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(4)                                                5,000,000             5,224,500
------------------------------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, 8.099%, 7/25/06(4)(5)                                                5,000,000             5,287,500
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
Certificates, Series 1995-GAL-1, Cl. C, 7.95%, 8/15/27(4)                                            5,014,988             5,246,931
------------------------------------------------------------------------------------------------------------------------------------
Prudential Home Mortgage Securities Corp., Sub. Fixed Rate
Mtg. Securities, Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(4)(5)                                           1,463,565             1,535,371
------------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp., Mtg. Pass-Through Certificates,
Series 1993-S10, Cl. A9, 8.50%, 2/25/23                                                              1,531,258             1,574,792
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(4)                                   1,700,000             1,812,625
                                                                                                                        ------------
                                                                                                                          20,681,719
                                                                                                                        ------------
Total Mortgage-Backed Obligations (Cost $580,121,763)                                                                    587,596,853

====================================================================================================================================
U.S. Government Obligations--39.2%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.50%, 1/31/03                                                                                      10,000,000             9,959,380
7.50%, 11/15/24(6)                                                                                  19,345,000            23,201,929
8.125%, 8/15/21                                                                                      7,815,000             9,881,099
11.75%, 11/15/14                                                                                    19,700,000            29,402,270
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.50%, 2/15/08                                                                                       3,500,000             3,467,191
5.75%, 10/31/02-11/30/02                                                                            12,427,000            12,490,707
6%, 8/15/00                                                                                         16,000,000            16,160,016
6.125%, 8/15/07                                                                                      5,000,000             5,156,255
6.375%, 8/15/02                                                                                        122,000               125,698
6.625%, 5/15/07                                                                                     27,000,000            28,763,451
7.75%, 12/31/99-1/31/00                                                                             21,010,000            21,811,329
8%, 5/15/01                                                                                         66,100,000            70,727,066
10.75%, 5/15/03                                                                                      9,900,000            12,158,447
STRIPS, 6.506%, 8/15/16(7)                                                                          17,250,000             5,699,935
                                                                                                                        ------------
Total U.S. Government Obligations (Cost $245,688,626)                                                                    249,004,773


                      14 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           Market Value
                                            Date         Strike        Contracts            See Note 1
====================================================================================================================================
Call Options Purchased--0.0%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%, 8/15/07
Call Opt. (Cost $89,063)                    3/98         105.79%          40,000             $  4,687

                                                                         Face
                                                                        Amount
====================================================================================================================================
Repurchase Agreements--1.5%
------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc.,
5.64%, dated 2/27/98, to be repurchased at $9,704,559 on 3/2/98, collateralized by U.S. Treasury Bonds, 8.125%-12.75%,
11/15/10-8/15/19, with a value of $9,951,297 (Cost $9,700,000)        $9,700,000            9,700,000

Total Investments, at Value (Cost $835,599,452)                            133.1%         846,306,313
------------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                      (33.1)        (210,371,978)
                                                                      ----------         ------------
Net Assets                                                                 100.0%        $635,934,335
                                                                      ==========         ============

1. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
2. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.
3. When-issued security to be delivered and settled after February 28, 1998.
4. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.
5. Represents the current interest rate for a variable rate security.
6. Securities with an aggregate market value of $3,598,128 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
7. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

See accompanying Notes to Financial Statements.


                      15 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

====================================================================================================================================
Assets
Investments, at value (cost $835,599,452)--see accompanying statement                                                 $ 846,306,313
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                         35,729
------------------------------------------------------------------------------------------------------------------------------------
Receivables:
Investments sold                                                                                                         44,057,023
Shares of beneficial interest sold                                                                                        7,405,399
Interest and principal paydowns                                                                                           7,256,059
------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                        30,624
                                                                                                                      -------------
Total assets                                                                                                            905,091,147

====================================================================================================================================
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued basis--Note 1                                                                    265,026,144
Shares of beneficial interest redeemed                                                                                    2,760,985
Dividends                                                                                                                   596,677
Distribution and service plan fees                                                                                          240,565
Trustees' fees--Note 1                                                                                                      187,697
Transfer and shareholder servicing agent fees                                                                                68,592
Daily variation on futures contracts--Note 5                                                                                 41,656
Other                                                                                                                       234,496
                                                                                                                      -------------
Total liabilities                                                                                                       269,156,812

====================================================================================================================================
Net Assets                                                                                                            $ 635,934,335
                                                                                                                      =============

====================================================================================================================================
Composition of Net Assets
Paid-in capital                                                                                                       $ 635,670,968
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                                       1,240,641
------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                                (11,543,446)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies--Notes 3 and 5                                                  10,566,172
                                                                                                                      -------------
Net assets                                                                                                            $ 635,934,335
                                                                                                                      =============


                      16 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

====================================================================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$532,466,579 and 54,927,204 shares of beneficial interest outstanding)                                                        $ 9.69
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                                                   $10.17

------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,271,849 and
7,980,434 shares of beneficial interest outstanding)                                                                          $ 9.68

------------------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $26,195,907 and
2,706,429 shares of beneficial interest outstanding)                                                                          $ 9.68

See accompanying Notes to Financial Statements.


                      17 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statement of Operations  For the Six Months Ended February 28, 1998 (Unaudited)
--------------------------------------------------------------------------------

====================================================================================================================================
Investment Income
Interest                                                                                                               $ 21,712,397

====================================================================================================================================
Expenses
Management fees--Note 4                                                                                                   1,715,890
------------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                                     584,485
Class B                                                                                                                     312,573
Class C                                                                                                                     115,876
------------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                                       338,535
------------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                         122,618
------------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                  59,814
------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                                                                          49,295
------------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                                 16,953
------------------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                                      13,773
------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                        23,419
                                                                                                                       ------------
Total expenses                                                                                                            3,353,231

====================================================================================================================================
Net Investment Income                                                                                                    18,359,166

====================================================================================================================================
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments                                                                                                               2,448,615
Closing of futures contracts                                                                                                677,585
Closing or expiration of options written--Note 6                                                                           (170,844)
                                                                                                                       ------------
Net realized gain                                                                                                         2,955,356
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                                      9,124,547
                                                                                                                       ------------
Net realized and unrealized gain                                                                                         12,079,903

====================================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                                   $ 30,439,069
                                                                                                                       ============

See accompanying Notes to Financial Statements.


                      18 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                                Six Months Ended
                                                                                               February 28, 1998       Year Ended
                                                                                                  (Unaudited)        August 31, 1997
====================================================================================================================================
Operations
Net investment income                                                                            $ 18,359,166          $ 40,397,443
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                   2,955,356             7,592,680
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                               9,124,547             5,493,413
                                                                                                 ------------          ------------
Net increase in net assets resulting from operations                                               30,439,069            53,483,536

====================================================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                                           (15,907,722)          (35,009,347)
Class B                                                                                            (1,786,896)           (2,694,329)
Class C                                                                                              (664,558)           (1,280,831)

====================================================================================================================================
Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
Class A                                                                                            53,248,306           (47,818,410)
Class B                                                                                            23,772,507            14,753,876
Class C                                                                                             4,099,095             2,555,447

====================================================================================================================================
Net Assets
Total increase (decrease)                                                                          93,199,801           (16,010,058)
------------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                               542,734,534           558,744,592
                                                                                                 ------------          ------------
End of period (including undistributed net investment
income of $1,240,641 and $1,240,651, respectively)                                               $635,934,335          $542,734,534
                                                                                                 ============          ============

See accompanying Notes to Financial Statements.


                      19 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                Class A
                                                --------------------------------------------------------------------
                                                Six Months
                                                Ended
                                                February 28,
                                                1998              Year Ended August 31,      Year Ended June 30,
                                                (Unaudited)       1997        1996(2)        1996           1995
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                                      $   9.48        $   9.23     $   9.30        $   9.51     $   9.20
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .31             .71          .10             .67          .68
Net realized and unrealized
gain (loss)                                         .21             .23         (.07)           (.21)         .31
                                               --------        --------     --------        --------     --------
Total income (loss) from
investment operations                               .52             .94          .03             .46          .99

--------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.31)           (.69)        (.10)           (.66)        (.68)
Dividends in excess of net
investment income                                    --              --           --              --           --
Tax return of capital distribution                   --              --           --            (.01)          --
                                               --------        --------     --------        --------     --------
Total dividends and distributions
to shareholders                                    (.31)           (.69)        (.10)           (.67)        (.68)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $   9.69        $   9.48     $   9.23        $   9.30     $   9.51
                                               ========        ========     ========        ========     ========

====================================================================================================================
Total Return, at Net Asset Value(4)                5.55%          10.45%        0.42%           4.91%       11.22%

====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                 $532,467        $468,809     $503,693        $504,966     $312,607
--------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                 $493,970        $478,410     $508,123        $452,236     $307,306
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              6.50%(5)        7.58%        6.64%(5)        7.07%        7.32%
Expenses                                           1.05%(5)        1.06%        1.09%(5)        1.08%        1.09%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         33.1%           42.6%         5.6%          399.7%       303.5%

1. For the period from December 1, 1993 (inception of offering) to June 30,
1994.
2. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
3. For the period from July 21, 1995 (inception of offering) to June 30, 1996.


                      20 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                           Class B
----------------------------------------------------------------------     -----------------------------------------------------
                                                                           Six Months
                                                                           Ended                                        Period
                                                                           February 28,                                 Ended
                                                                           1998              Year Ended August 31,      June 30,
                                                    1994         1993      (Unaudited)       1997        1996(2)        1996(3)
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                                        $   9.95     $   9.73     $   9.47        $   9.22     $   9.29        $   9.40
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                 .67          .68          .27             .64          .09             .56
Net realized and unrealized
gain (loss)                                          (.74)         .22          .22             .23         (.07)           (.11)
                                                 --------     --------     --------        --------     --------        --------
Total income (loss) from
investment operations                                (.07)         .90          .49             .87          .02             .45

--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                               (.64)        (.68)        (.28)           (.62)        (.09)           (.55)
Dividends in excess of net
investment income                                    (.01)          --           --              --           --              --
Tax return of capital distribution                   (.03)          --           --              --           --            (.01)
                                                 --------     --------     --------        --------     --------        --------
Total dividends and distributions
to shareholders                                      (.68)        (.68)        (.28)           (.62)        (.09)           (.56)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   9.20     $   9.95     $   9.68        $   9.47     $   9.22        $   9.29
                                                 ========     ========     ========        ========     ========        ========

================================================================================================================================
Total Return, at Net Asset Value(4)                 (1.17)%       9.55%        5.17%           9.63%        0.28%           4.80%

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                   $310,027     $380,916     $ 77,272        $ 52,301     $ 36,504        $ 30,737
--------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                   $355,698     $401,789     $ 63,170        $ 41,420     $ 35,078        $ 19,227
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                6.61%        6.90%        5.69%(5)        6.77%        5.82%(5)        6.44%(5)
Expenses                                             1.14%        1.17%        1.81%(5)        1.81%        1.88%(5)        1.93%(5)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                          139.5%        96.8%        33.1%           42.6%         5.6%          399.7%

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.


                      21 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                             Class C
                                             ---------------------------------------------------------------------------------------
                                             Six Months
                                             Ended
                                             February 28,
                                             1998              Year Ended August 31,         Year Ended June 30,
                                             (Unaudited)       1997           1996(2)        1996          1995         1994(1)
====================================================================================================================================
Per Share Operating Data
Net asset value, beginning
of period                                         $9.47           $9.22        $9.29           $9.50        $9.19        $9.83
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .27             .64          .09             .60          .61          .33
Net realized and unrealized
gain (loss)                                         .22             .23         (.07)           (.21)         .30         (.64)
                                               --------        --------     --------        --------     --------     --------
Total income (loss) from
investment operations                               .49             .87          .02             .39          .91         (.31)

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment
income                                             (.28)           (.62)        (.09)           (.59)        (.60)        (.33)
Dividends in excess of net
investment income                                    --              --           --              --           --           --
Tax return of capital distribution                   --              --           --            (.01)          --           --
                                               --------        --------     --------        --------     --------     --------
Total dividends and distributions
to shareholders                                    (.28)           (.62)        (.09)           (.60)        (.60)        (.33)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $9.68           $9.47        $9.22           $9.29        $9.50        $9.19
                                               ========        ========     ========        ========     ========     ========

====================================================================================================================================
Total Return, at Net Asset Value(4)                5.17%           9.65%        0.28%           4.11%       10.31%       (3.12)%

====================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                  $26,196         $21,625      $18,547         $18,531      $11,019       $4,261
------------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                  $23,392         $19,505      $18,620         $15,766       $6,503       $2,173
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.71%(5)        6.81%        5.90%(5)        6.27%        6.44%        5.97%(5)
Expenses                                           1.81%(5)        1.80%        1.84%(5)        1.85%        1.89%        1.96%(5)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         33.1%           42.6%         5.6%          399.7%       303.5%       139.5%

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and purchases and sales from mortgage dollars-rolls) for the period ended February 28, 1998 were $335,259,236 and $251,084,581, respectively. For the periods ended June 30, 1996 and 1995, purchases and sales of investment securities included mortgage dollar-rolls.

See accompanying Notes to Financial Statements.


                      22 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer U.S. Government Trust (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income, preservation of capital and maintenance of liquidity primarily through investments in debt instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                      23 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of February 28, 1998, the Fund had entered into outstanding when-issued or forward commitments of $265,026,144.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At August 31, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $25,753,000, which expires between 1999 and 2005.


                      24 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 1998, a provision of $23,641 was made for the Fund's projected benefit obligations, and payments of $9,051 were made to retired trustees, resulting in an accumulated liability of $179,325 at February 28, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Discount on securities purchased is amortized over the average life of the respective securities. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                      25 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                          Six Months Ended February 28, 1998         Year Ended August 31, 1997
                          ----------------------------------         -------------------------------
                          Shares           Amount                    Shares           Amount
-----------------------------------------------------------------------------------------------------
Class A:
Sold                         11,900,411    $ 115,131,820                 7,147,373    $  67,261,266
Dividends reinvested          1,316,941       12,723,807                 2,947,978       27,722,663
Redeemed                     (7,726,978)     (74,607,321)              (15,211,682)    (142,802,339)
                          -------------    -------------             -------------    -------------
Net increase (decrease)       5,490,374    $  53,248,306                (5,116,331)   $ (47,818,410)
                          =============    =============             =============    =============

---------------------------------------------------------------------------------------------------
Class B:
Sold                          3,540,359    $  34,208,657                 3,179,059    $  29,856,499
Dividends reinvested            128,044        1,236,337                   194,821        1,831,039
Redeemed                     (1,208,624)     (11,672,487)               (1,810,612)     (16,933,662)
                          -------------    -------------             -------------    -------------
Net increase                  2,459,779    $  23,772,507                 1,563,268    $  14,753,876
                          =============    =============             =============    =============

---------------------------------------------------------------------------------------------------
Class C:
Sold                          1,035,375    $  10,014,650                   882,280    $   8,277,787
Dividends reinvested             51,742          499,168                   109,121        1,025,173
Redeemed                       (664,301)      (6,414,723)                 (718,810)      (6,747,513)
                          -------------    -------------             -------------    -------------
Net increase                    422,816    $   4,099,095                   272,591    $   2,555,447
                          =============    =============             =============    =============

================================================================================
3. Unrealized Gains and Losses on Investments

At February 28, 1998, net unrealized appreciation on investments of $10,706,861 was composed of gross appreciation of $15,244,504, and gross depreciation of $4,537,643.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.65% of the first $200 million of aggregate net assets, 0.60% of the next $100 million, 0.57% of the next $100 million, 0.55% of the next $400 million, and 0.50% of aggregate net assets over $800 million.

            For the six months ended February 28, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $513,063, of which $133,915 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,051,621 and $83,890, respectively, of which $23,924 and $1,638, respectively, was paid to an affiliated broker/dealer. During the six months ended February 28, 1998, OFDI received contingent deferred sales charges of $100,563 and $10,465, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.


                      26 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended February 28, 1998, OFDI paid $63,223 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

            The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended February 28, 1998, OFDI paid $5,842 to an affiliated broker/dealer as compensation for Class B personal service and maintenance expenses and retained $268,605 and $43,156, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At February 28, 1998, OFDI had incurred excess distribution and servicing costs of $2,554,261 for Class B and $333,281 for Class C.


                      27 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed-rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

            Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At February 28, 1998, the Fund had outstanding futures contracts as follows:

                                                                             Unrealized
                             Expiration   Number of     Valuation as of      Appreciation
                             Date         Contracts     February 28, 1998    (Depreciation)
-------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 30 yr.  3/98            32          $ 3,865,000         $  (4,000)
U.S. Treasury Nts., 10 yr.   3/98           148           16,677,750          (126,750)
                                                                             ---------
                                                                              (130,750)
                                                                             ---------

Contracts to Sell
-----------------
U.S. Treasury Bonds, 30 yr.  6/98           100           12,046,875           (60,625)
U.S. Treasury Nts., 5 yr.    3/98           122           13,307,531            50,686
                                                                             ---------
                                                                                (9,939)
                                                                             ---------
                                                                             $(140,689)
                                                                             =========


                      28 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
6. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended February 28, 1998 was as follows:

                                                  Call Options
                                                  ------------------------
                                                  Number        Amount of
                                                  of Options    Premiums
--------------------------------------------------------------------------
Options outstanding at August 31, 1997             35,000       $246,094
Options written                                       600         53,250
Options closed or expired                         (35,600)      (299,344)
                                                  -------       --------
Options outstanding at February 28, 1998               --       $     --
                                                  =======       ========


                      29 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
7. Illiquid and Restricted Securities

At February 28, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at February 28, 1998 was $47,408,379, which represents 7.45% of the Fund's net assets.

================================================================================
8. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended February 28, 1998.


                      30 Oppenheimer U.S. Government Trust

--------------------------------------------------------------------------------
 Oppenheimer U.S. Government Trust
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Jerry A. Webman, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================



                                  Appendix A

                       Description of Securities Ratings
                                  Appendix A

Description of Securities Ratings


o  Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i. e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

o  Standard & Poor's Corporation Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions. The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds on which no interest is being paid are rated "C".

D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.

o  Fitch Investors Service, L.P.

Investment Grade Bond Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Speculative Grade Bond Ratings

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflect the obligor's limited margin of safety and the need for reasonable business and economic activity through out the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA," "DDD," "DD," or "D" categories.



o  Duff & Phelps Ratings

Long-Term Debt and Preferred Stock

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk- free US Treasury debt.

AA+, AA & AA- High credit quality protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A- Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB & BBB- Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB- Below investment grade but deemed to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within the category.

B+, B & B- Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations issuer failed to meet scheduled principal and/or interest payments.

DP Preferred stock with dividend arrearages.

                                  Appendix B

                      Corporate Industry Classifications


                                 Appendix A:
                      Corporate Industry Classifications



Aerospace/Defense Air Transportation Auto Parts Distribution Automotive Bank Holding Companies Banks Beverages Broadcasting Broker-Dealers Building Materials Cable Television Chemicals Commercial Finance Computer Hardware Computer Software Conglomerates Consumer Finance Containers Convenience Stores Department Stores Diversified Financial Diversified Media Drug Stores Drug Wholesalers Durable Household Goods Education Electric Utilities Electrical Equipment Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health Care/Drugs Health Care/Supplies & Services Homebuilders/Real Estate Hotel/Gaming Industrial Services Information Technology Insurance Leasing & Factoring Leisure Manufacturing Metals/Mining Nondurable Household Goods Oil - Integrated Paper Publishing/Printing Railroads Restaurants Savings & Loans Shipping Special Purpose Financial Specialty Retailing Steel Supermarkets Telecommunications - Technology Telephone - Utility Textile/Apparel Tobacco Toys Trucking Wireless Services

Investment Adviser
   OppenheimerFunds, Inc.
   Two World Trade Center
   New York, New York 10048-0203

Distributor
   OppenheimerFunds Distributor, Inc.
   Two World Trade Center
   New York, New York 10048-0203

Transfer and Shareholder Servicing  Agent
   OppenheimerFunds Services
   P.O. Box 5270
   Denver, Colorado 80217
   1-800-525-7048

Custodian of Portfolio Securities
   Citibank, N.A.
   399 Park Avenue
   New York, New York 10043

Independent Auditors
   KPMG Peat Marwick LLP
   707 Seventeenth Street
   Denver, Colorado 80202

Legal Counsel
   Gordon Altman Butowsky Weitzen Shalov & Wein
   114 West 47th Street
   New York, New York  10036























220SAI.598

                       OPPENHEIMER U.S. GOVERNMENT TRUST

                                   FORM N-1A

                                    PART C

                               OTHER INFORMATION



Item 24.    Financial Statements and Exhibits
---------------------------------------

      (a)   Financial Statements
            --------------------


            (1)  Financial Highlights (see Part A, Prospectus): Filed herewith.


          (2)  Report  of  Independent   Auditors  (see  Part  B,  Statement  of
Additional  Information):  Filed  with  post-effective  Amendment  No. 33 of the
Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

            (3) Statement of Investments at 8/31/97(see Part B, Statement of Additional Information): Filed with post-effective Amendment No. 33 of the
Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

            (4) Statement of Assets and Liabilities at 8/31/97(see Part B, Statement of Additional Information): Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

            (5) Statement of Operations ended 8/31/97(see Part B, Statement of Additional Information):Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

            (6) Statements of Changes in Net Assets for the year ended 8/31/97(see Part B, Statement of Additional Information): Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

          (7) Notes to Financial Statements (see Part B, Statement of Additional Information): Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

      (b)   Exhibits
            --------

            (1) Amended and Restated Declaration of Trust of Registrant dated June 1, 1992: Filed with Registrant's Post-Effective Amendment No. 20, 10/16/92, refiled with Registrant's Post-Effective Amendment No. 24, 8/24/94, pursuant to
Item 102 of Regulation S-T, and incorporated herein by reference.

            (2) By-Laws as amended through 8/6/87: Filed with Registrant's Form SE to its Form N-SAR for the fiscal year ended 6/30/88, refiled with Registrant's Post-Effective Amendment No. 24, 8/24/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

            (3) Not applicable.


            (4) (i) Specimen Class A Share Certificate: Previously filed with Registrant's Post-Effective Amendment No.32, October 24, 1996 and incorporated herein by reference.

                  (ii) Specimen Class B Share Certificate: Previously filed with Registrant's Post-Effective Amendment No.32, October 24, 1996 and incorporated herein by reference.

                  (iii) Specimen  Class C Share  Certificate:  Previously  filed
with  Registrant's   Post-Effective   Amendment  No.32,  October  24,  1996  and
incorporated herein by reference.

                  (iv)  Specimen Class Y Share Certificate: Filed herewith


            (5)  Investment   Advisory  Agreement  dated  5/25/95:   Filed  with
Registrant's Post- Effective Amendment No. 28, 5/26/95, and incorporated herein by reference.

            (6) (i) General Distributor's Agreement dated 12/10/92: Filed with Registrant's Post-Effective Amendment No. 21, 8/20/93, and incorporated herein by reference.

                  (ii) Form of Oppenheimer Funds Distributor Inc. Dealer Agreement -Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                  (iii) Form of Oppenheimer Funds Distributor Inc. Broker Agreement -Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street
 Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                  (iv) Form of Oppenheimer Funds Distributor Inc. Agency Agreement -Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

                  (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated 10/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (Reg. No. 4-5272) 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

            (7) Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant 6/7/90): Filed with Post-Effective Amendment No. 97, 8/30/90, of Oppenheimer Fund (Reg. No. 2-14586) refiled with Post-Effective Amendment No. 45 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

            (8) (i) Custody Agreement dated 11/12/92: Filed with Post-Effective Amendment No. 21 of the Registrant's Registration Statement, 8/20/93, and incorporated herein by reference.

            (9) Not applicable.


            (10) Opinion and Consent of Counsel dated 5/18/98: Filed herewith.

            (11) Independent Auditor's Consent: Filed herewith.


            (12) Not applicable.

            (13) Not applicable.

            (14) (i) Form of  Individual  Retirement  Account  Trust  Agreement:
Filed with Post-Effective Amendment No. 21 of the Registrant's Registration Statement, 8/20/93, and incorporated herein by reference.

                  (ii) Form of prototype Standardized and Non-Standardized Profit Sharing Plans and Money Purchase Plans for self-employed persons and corporations: Filed with Post-Effective Amendment No. 15 to the Registration Statement of Oppenheimer Mortgage Income Fund (Reg. No. 33-6614), 1/19/95, and incorporated herein by reference.

                  (iii) Form of Tax-Sheltered Retirement Plan and Custody Agreement for employees of public schools and tax-exempt organizations: Filed with Post-Effective Amendment No. 47 of Oppenheimer Growth Fund (Reg. No. 2-45272), 10/21/94, and incorporated herein by reference.

                  (iv) Form of Simplified Employee Pension IRA: Filed with Post-Effective Amendment No. 42 of Oppenheimer Equity Income Fund (Reg. No. 2-33043), 10/28/94, and incorporated herein by reference.

                  (v) Form of Prototype 401 (k) plan: Filed with Post-Effective Amendment No. 7 to the Registration Statement of Oppenheimer Strategic Income & Growth Fund (Reg. No. 33-47378), 9/28/95, and incorporated herein by reference.

            (15) (a) Service Plan and Agreement for Class A shares under Rule 12b-1 of the Investment Company Act of 1940 dated as of 6/10/93: Filed with Registrant's Post-Effective Amendment No. 24, 8/24/94, and incorporated herein by reference.

                  (b) Distribution and Service Plan and Agreement for Class B Shares dated May 30, 1995 under Rule 12b-1 of the Investment Company Act: Filed with Registrant's Post- Effective Amendment No. 28 dated 5/26/95, and incorporated herein by reference.

                  (c) Distribution and Service Plan and Agreement for Class C shares dated May 30, 1995 under Rule 12b-1 of the Investment Company Act: Filed with Registrant's Post- Effective Amendment No. 28 dated 5/26/95, and incorporated herein by reference.

            (16) Performance computation schedule: Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

            (17) (i) Financial Data Schedule for Class A shares for the fiscal year ended August 31, 1997 (audited): Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

                  (ii) Financial Data Schedule for Class B shares for the fiscal year ended August 31, 1997 (audited): Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

                  (iii) Financial Data Schedule for Class C shares for the fiscal year ended August 31, 1997 (audited): Filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.


                  (iv) Financial Data Schedule for Class Y shares for the fiscal year ended August 31, 1997: Not applicable.


            (18) Oppenheimer Funds Multiple Class Plan under Rule 18f-3 dated 10/24/95: Filed with Post-Effective Amendment No. 12 to the Registration Statement of Oppenheimer California Tax-Exempt Fund (33-23566), 11/1/95, and incorporated herein by reference.

            -- Powers of Attorney: For all trustees except (Bridget Macaskill) filed with post- Effective Amendment No. 21 of the Registrant's Registration Statement, 8/20/93, and incorporated herein by reference. For Ms. Macaskill, filed with post-effective Amendment No. 33 of the Registrant's Registration Statement, 12/15/97, and incorporated herein by reference.

Item 25.   Persons Controlled by or under Common Control with Registrant
--------   -------------------------------------------------------------

      None.

Item 26.   Number of Holders of Securities
--------   -------------------------------

                                          Number of
                                          Record Holders
Title of Class                            as of May 14, 1998
----------------                          ---------------------




Shares of Beneficial Interest,
Class A shares                            27,480

Shares of Beneficial Interest,
Class B shares                            4,306

Shares of Beneficial Interest,
Class C shares                            1,221

Shares of Beneficial Interest,
Class Y Shares                            0


Item 27.   Indemnification
--------   ---------------

      Reference is made to Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Declaration of Trust filed as Exhibit (b)(1) to Registrant's Registration Statement and incorporated herein by reference.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
--------  ----------------------------------------------------

      (a) OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other registered investment companies as described in Parts A and B hereof and listed in Item 28(b) below.

      (b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.



Name & Current Position                      Other Business and Connections with OppenheimerFundDuring the Past Two Years
---------------------------                  -------------------------------


Charles E. Albers,
Senior Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds (since April
                                             1998); a Chartered Financial Analyst;
                                             formerly, a Vice President and portfolio
                                             manager for Guardian Investor Services,
                                             the investment management subsidiary of
                                             The Guardian Life Insurance Company
                                             (since 1972).


Mark J.P. Anson,

Vice President                               Vice President of Oppenheimer Real Asset Management, Inc. ("ORAMI");
                                             formerly, Vice President of Equity
                                             Derivatives at Salomon Brothers, Inc.


Peter M. Antos,
Senior Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds; a Chartered
                                             Financial Analyst; Senior Vice President
                                             of HarbourView Asset Management
                                             Corporation ("HarbourView"); prior to
                                             March, 1996 he was the senior equity
                                             portfolio manager for the Panorama
                                             Series Fund, Inc. (the "Company") and
                                             other mutual funds and pension funds
                                             managed by G.R. Phelps & Co. Inc.
                                             ("G.R. Phelps"), the Company's former investment adviser, which was a subsidiary of Connecticut Mutual Life
                                             Insurance Company; was also responsible
                                             for managing the common stock
                                             department and common stock
                                             investments of Connecticut Mutual Life
                                             Insurance Co.

Lawrence Apolito,
Vice President                               None.

Victor Babin,
Senior Vice President                        None.

Bruce Bartlett,

Vice President                               An officer and/or portfolio manager of certain Oppenheimer funds.  Formerly, a

                                             Vice President and Senior Portfolio
                                             Manager at First of America Investment
                                             Corp.


John R. Blomfield,                           Formerly, Senior Product Manager
Vice President                               (November, 1996 - August, 1997) of International Home Foods and American
                                             Home Products (March, 1994 - October,
                                             1996).
Kathleen Beichert,

Vice President                               None.

Rajeev Bhaman,

Vice President                               Formerly, Vice President (January 1992 -February, 1996) of Asian Equities for
                                             Barclays de Zoete Wedd, Inc.


Robert J. Bishop,

Vice President                               Vice President of Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly,
                                             an Assistant Vice President of
                                             OFI/Mutual Fund Accounting (April
                                             1994-May 1996), and a Fund Controller

                                             for OFI.



George C. Bowen,
Senior Vice President, Treasurer
and Director                                 Vice President (since June 1983) and Treasurer  (since March 1985) of
                                             OppenheimerFunds Distributor, Inc. (the
                                             "Distributor"); Vice President  (since
                                             October 1989) and Treasurer (since April
                                             1986) of  HarbourView; Senior Vice
                                             President (since February 1992),
                                             Treasurer (since July 1991)and a director
                                             (since December 1991) of Centennial;
                                             President, Treasurer and a director of
                                             Centennial Capital Corporation (since
                                             June 1989);  Vice President and
                                             Treasurer (since August 1978) and
                                             Secretary  (since April 1981) of
                                             Shareholder Services, Inc. ("SSI"); Vice
                                             President, Treasurer and Secretary of
                                             Shareholder Financial Services, Inc.
                                             ("SFSI") (since November 1989);
                                             Treasurer of Oppenheimer Acquisition
                                             Corp. ("OAC") (since June 1990);
                                             Treasurer of Oppenheimer Partnership
                                             Holdings, Inc. (since November 1989);
                                             Vice President and Treasurer  of ORAMI
                                             (since July 1996);  an officer of other
                                             Oppenheimer funds.


Scott Brooks,
Vice President                               None.

Susan Burton,
Vice President                               None.

Adele Campbell,
Assistant Vice President & Assistant

Treasurer: Rochester Division                Formerly, Assistant Vice President of Rochester Fund Services, Inc.


Michael Carbuto,
Vice                                         President    An   officer    and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer  funds;  Vice President
                                             of Centennial.


John Cardillo,
Assistant Vice President                     None.
Erin Cawley,
Assistant Vice President                     None.


H.D. Digby Clements,
Assistant Vice President:
Rochester Division                           None.

O. Leonard Darling,
Executive Vice President                     Trustee (1993 - present) of Awhtolia College - Greece.


William DeJianne,                            None.
Assistant Vice President


Robert A. Densen,
Senior Vice President                        None.

Sheri Devereux,
Assistant Vice President                     None.


Craig P. Dinsell
Senior                                       Vice  President  Formerly,   Senior
                                             Vice  President of Human  Resources
                                             for   Fidelity   Investments-Retail
                                             Division (January,  1995 - January,
                                             1996), Fidelity Investments FMR Co.
                                             (January,  1996  -June,  1997)  and
                                             Fidelity  Investments  FTPG  (June,
                                             1997 - January, 1998).

Robert Doll, Jr.,
Executive Vice President & Director          An officer and/or portfolio manager of certain Oppenheimer funds.
John Doney,
Vice President                               An officer and/or portfolio manager of certain Oppenheimer funds.

Andrew J. Donohue,
Executive Vice President,

General Counsel and Director                 Executive Vice President (since September 1993),  and a director (since
                                             January 1992) of the Distributor;
                                             Executive Vice President, General
                                             Counsel and a director of  HarbourView,
                                             SSI, SFSI and Oppenheimer Partnership
                                             Holdings, Inc. since (September 1995);
                                             President and a director of Centennial (since September 1995); President and a director of  ORAMI (since July 1996);
                                             General Counsel  (since May 1996) and
                                             Secretary (since April 1997) of  OAC;
                                             Vice President and Director of
                                             OppenheimerFunds International, Ltd.
                                             ("OFIL") and Oppenheimer Millennium
                                             Funds plc (since October 1997);  an
                                             officer of other Oppenheimer funds.

Patrick Dougherty,                           None.
Assistant Vice President

Bruce Dunbar,                                None.
Vice President


George Evans,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Edward Everett,
Assistant Vice President                     None.

Scott Farrar,

Vice President                               Assistant Treasurer of Oppenheimer Millennium Funds plc (since October
                                             1997); an officer of other Oppenheimer
                                             funds;  formerly,  an Assistant Vice
                                             President of OFI/Mutual Fund
                                             Accounting (April 1994-May 1996), and

                                             a Fund Controller for OFI.

Leslie A. Falconio,
Assistant Vice President                     None.

Katherine P. Feld,
Vice President and Secretary                 Vice President and Secretary of the Distributor; Secretary of HarbourView,
                                             and Centennial; Secretary, Vice President
                                             and Director of Centennial Capital
                                             Corporation; Vice President and
                                             Secretary of ORAMI.

Ronald H. Fielding,
Senior Vice President; Chairman:
Rochester Division                           An officer, Director and/or portfolio manager of certain Oppenheimer funds;

                                             Presently he holds the following other
                                             positions:  Governor
                                             (since 1994) of St. John's College;
                                             Formerly, he
                                             held the following positions: formerly,
                                             Chairman of the Board and Director of
                                             Rochester Fund Distributors, Inc.
                                             ("RFD"); President and Director of
                                             Fielding Management Company, Inc.
                                             ("FMC"); President and Director of
                                             Rochester Capital Advisors, Inc.
                                             ("RCAI"); Managing Partner of
                                             Rochester Capital Advisors, L.P.,
                                             President and Director of Rochester Fund
                                             Services, Inc. ("RFS"); President and
                                             Director of Rochester Tax Managed
                                             Fund, Inc.; Director (1993 - 1997) of
                                             VehiCare Corp.; Director (1993 - 1996)
                                             of VoiceMode.


John Fortuna,
Vice President                               None.

Patricia Foster,

Vice President                               Formerly, she held the following positions: An officer of certain former
                                             Rochester funds (May, 1993 - January,
                                             1996); Secretary of Rochester Capital
                                             Advisors, Inc. and General Counsel
                                             (June, 1993 - January 1996) of Rochester
                                             Capital Advisors, L.P.


Jennifer Foxson,
Vice President                               None.



Linda Gardner,
Vice President                               None.

Alan Gilston,

Vice President                               Formerly, Vice President (1987-1997) for Schroder Capital Management
                                             International.


Jill Glazerman,

Assistant Vice President                     None.

Mikhail Goldverg

Assistant Vice President                     None.

Jeremy Griffiths,

Chief Financial Officer                      Currently a Member and Fellow of the Institute of Chartered Accountants;
                                             formerly, an accountant for Arthur Young

                                             (London, U.K.).

Robert Grill,

Vice President                               Formerly, Marketing Vice President for Bankers Trust Company (1993-1996);
                                             Steering Committee Member,
                                             Subcommittee Chairman for American
                                             Savings Education Council (1995-1996).


Caryn Halbrecht,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Elaine T. Hamann,

Vice President                               Formerly, Vice President (September, 1989 - January, 1997) of Bankers Trust
                                             Company.


Glenna Hale,

Vice President                               Formerly, Vice President (1994-1997) of Retirement Plans Services for
                                             OppenheimerFunds Services.

Robert Haley
Assistant                                    Vice   President   Formerly,   Vice
                                             President of  Information  Services
                                             for Bankers Trust Company (January,
                                             1991 - November, 1997).


Thomas B. Hayes,
Vice President                               None.

Barbara Hennigar,
Executive Vice President and
Chief Executive Officer of
OppenheimerFunds Services,
a division of the Manager                    President and Director of SFSI; President and Chief executive Officer of SSI.

Dorothy Hirshman,                            None.
Assistant Vice President

Alan Hoden,
Vice President                               None.

Merryl Hoffman,
Vice President                               None.

Nicholas Horsley,

Vice President                               Formerly, a Senior Vice President and Portfolio Manager for Warburg, Pincus
                                             Counsellors, Inc. (1993-1997), Co-
                                             manager of Warburg, Pincus Emerging

                                             Markets  Fund (12/94 - 10/97),  Co-
                                             manager       Warburg,       Pincus
                                             Institutional Emerging Markets Fund
                                             - Emerging Markets  Portfolio (8/96
                                             - 10/97),  Warburg Pincus Japan OTC
                                             Fund,  Associate  Portfolio Manager
                                             of  Warburg  Pincus   International
                                             Equity Fund,
                                             Warburg Pincus Institutional Fund -Intermediate Equity Portfolio, and
                                             Warburg Pincus EAFE Fund.

Scott T. Huebl,
Assistant Vice President                     None.

Richard Hymes,
Vice President                               None.

Jane Ingalls,
Vice President                               None.



Frank Jennings,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Thomas W. Keffer,

Senior Vice President                        None.


Avram Kornberg,
Vice President                               None.

Joseph Krist,
Assistant Vice President                     None.

Michael Levine,
Assistant Vice President                     None.

Shanquan Li,

Vice President                               None.


Stephen F. Libera,
Vice President                               An officer and/or portfolio manager for certain Oppenheimer funds; a Chartered
                                             Financial Analyst; a Vice President of
                                             HarbourView; prior to March 1996, the
                                             senior bond portfolio manager for
                                             Panorama Series Fund Inc., other mutual
                                             funds and pension accounts managed by
                                             G.R. Phelps; also responsible for
                                             managing the public fixed-income
                                             securities department at Connecticut
                                             Mutual Life Insurance Co.

Mitchell J. Lindauer,
Vice President                               None.

David Mabry,
Assistant Vice President                     None.

Steve Macchia,
Assistant Vice President                     None.

Bridget Macaskill,
President, Chief Executive Officer

and Director                                 Chief Executive Officer (since September 1995); President and director (since June
                                             1991) of  HarbourView; Chairman and a
                                             director of SSI (since August 1994), and
                                             SFSI (September 1995); President (since
                                             September  1995) and a director  (since
                                             October  1990) of  OAC; President (since September 1995) and a director  (since
                                             November 1989) of  Oppenheimer
                                             Partnership Holdings, Inc., a holding
                                             company subsidiary  of OFI; a director of
                                             ORAMI (since July 1996) ; President and
                                             a director (since October 1997) of OFIL,
                                             an offshore fund manager subsidiary of
                                             OFI and Oppenheimer Millennium Funds
                                             plc (since October 1997); President and  a
                                             director of other Oppenheimer funds;  a
                                             director of the NASDAQ Stock Market,
                                             Inc. and of Hillsdown Holdings plc (a
                                             U.K. food company); formerly, an
                                             Executive Vice President of OFI.


Wesley Mayer,

Vice President                               Formerly, Vice President (January, 1995 -June, 1996) of Manufacturers Life
                                             Insurance Company.


Loretta McCarthy,
Executive Vice President                     None.


Kelley A. McCarthy-Kane
Assistant Vice President                     Formerly, Product Manager, Assistant Vice President  (June 1995- October, 1997)
                                             of Merrill Lynch Pierce Fenner & Smith.

Beth Michnowski,                             Formerly, Senior Marketing Manager (May, 1996 -
Assistant Vice President                     June, 1997) and Director of Product Marketing (August, 1992 - May, 1996)
                                             with Fidelity Investments.


Lisa Migan,
Assistant Vice President                     None.





Denis R. Molleur,
Vice President                               None.


Nikolaos Monoyios,
Vice President                               A Vice President and/or portfolio manager of certain Oppenheimer funds
                                             (since April 1998); a Certified Financial
                                             Analyst; formerly, a Vice President and
                                             portfolio manager for Guardian Investor
                                             Services, the management subsidiary of
                                             The Guardian Life Insurance Company
                                             (since 1979).


Linda Moore,
Vice President                               Formerly, Marketing Manager (July 1995-November 1996) for Chase
                                             Investment Services Corp.



Kenneth Nadler,
Vice President                               None.


David Negri,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Barbara Niederbrach,
Assistant Vice President                     None.

Robert A. Nowaczyk,
Vice President                               None.


Ray Olson,
Assistant Vice President                     None.


Richard M. O'Shaugnessy,
Assistant Vice President:
Rochester Division                           None.

Gina M. Palmieri,
Assistant Vice President                     None.

Robert E. Patterson,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


James Phillips
Assistant Vice President                     None.


Caitlin Pincus,                              Formerly, Manager (June, 1995 -
Vice President                               December, 1997) of McKinsey & Co.


John Pirie,
Assistant Vice President                     Formerly, a Vice President with Cohane  Rafferty Securities, Inc.

Jane Putnam,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


Michael Quinn,
Assistant Vice President                     Formerly, Assistant Vice President (April, 1995 - January, 1998) of Van Kampen
                                             American Capital.


Russell Read,
Senior Vice President                        Vice President of Oppenheimer Real Asset Management, Inc. (since March,
                                             1995).

Thomas Reedy,
Vice                                         President    An   officer    and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer  funds;   formerly,   a
                                             Securities Analyst for the Manager.


Ruxandra Risko,
Vice President                               None.


Adam Rochlin,
Vice President                               None.


Michael S. Rosen,
Vice President; President,

Rochester Division                           An officer and/or portfolio manager of certain Oppenheimer funds.
Richard H. Rubinstein,
Senior Vice President                        An officer and/or portfolio manager of certain Oppenheimer funds.
Lawrence Rudnick,
Assistant Vice President                     None.

James Ruff,

Executive Vice President & Director          None.


Valerie Sanders,
Vice President                               None.


Scott Scharer
Assistant Vice President                     None.


Ellen Schoenfeld,
Assistant Vice President                     None.

Stephanie Seminara,

Vice President                               None.

Michelle Simone,
Assistant Vice President                     None.


Richard Soper,
Vice President                               None.


Stuart J. Speckman
Vice President                               Formerly, Vice President and Wholesaler for Prudential Securities (December,
                                             1990 - July, 1997).

Nancy Sperte,
Executive Vice President                     None.

Donald W. Spiro,

Chairman Emeritus and Director               Vice Chairman and Trustee of the New York-based Oppenheimer Funds;
                                             formerly, Chairman of the Manager and

                                             the Distributor.

Richard A. Stein,
Vice President: Rochester Division           Assistant Vice President (since 1995) of Rochester Capitol Advisors, L.P.

Arthur Steinmetz,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Ralph Stellmacher,
Senior Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

John Stoma,
Senior Vice President, Director

Retirement Plans                             None.


Michael C. Strathearn,
Vice                                         President    An   officer    and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer   funds;   a  Chartered
                                             Financial Analyst; a Vice President
                                             of
                                             HarbourView.

James C. Swain,
Vice Chairman of the Board                   Chairman, CEO and Trustee, Director or Managing Partner of the Denver-based

                                             Oppenheimer Funds;  President and a
                                             Director of  Centennial;  formerly,
                                             President and Director of OAMC, and
                                             Chairman of the Board of SSI.


James Tobin,
Vice President                               None.


Susan Torrisi,
Assistant Vice President                     None.


Jay Tracey,

Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

James Turner,
Assistant Vice President                     None.


Gary Tyc,
Vice President, Assistant
Secretary and Assistant Treasurer            Assistant Treasurer of the Distributor and SFSI.

Ashwin Vasan,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.


Teresa Ward,
Assistant Vice President                     None.


Dorothy Warmack,
Vice President An officer and/or portfolio manager of certain Oppenheimer funds.

Jerry Webman,
Senior Vice President                        Director of New York-based tax-exempt fixed income Oppenheimer funds.

Christine Wells,
Vice President                               None.

Joseph Welsh,
Assistant Vice President                     None.

Kenneth B. White,
Vice                                         President    An   officer    and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer   funds;   a  Chartered
                                             Financial  Analyst;  Vice President
                                             of
                                             HarbourView.

William L. Wilby,
Senior                                       Vice  President  An officer  and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer  funds;  Vice President
                                             of HarbourView.

Carol Wolf,
Vice President                               An officer and/or portfolio manager of certain Oppenheimer funds; Vice
                                             President of Centennial; Vice President,
                                             Finance and Accounting; Point of
                                             Contact: Finance Supporters of Children;
                                             Member of the Oncology Advisory Board
                                             of the Childrens Hospital.

Caleb Wong,
Assistant Vice President                     None.

Robert G. Zack,
Senior Vice President and
Assistant Secretary, Associate

General Counsel                              Assistant Secretary of SSI (since May 1985),  SFSI (since November 1989),
                                             OFIL (since 1998), Oppenheimer
                                             Millennium Funds plc (since October
                                             1997);  an officer of other Oppenheimer
                                             funds.




Jill Zachman,
Assistant Vice President:
Rochester Division                           None.

Arthur J. Zimmer,
Senior                                       Vice  President  An officer  and/or
                                             portfolio    manager   of   certain
                                             Oppenheimer  funds;  Vice President
                                             of Centennial.

      The Oppenheimer Funds include the New York-based Oppenheimer Funds, the Denver- based Oppenheimer Funds and the Oppenheimer/Quest Rochester Funds, as set forth below:

      New York-based Oppenheimer Funds
      Oppenheimer California Municipal Fund
      Oppenheimer Capital Appreciation Fund
      Oppenheimer Developing Markets Fund
      Oppenheimer Discovery Fund
      Oppenheimer Enterprise Fund
      Oppenheimer Global Fund
      Oppenheimer Global Growth & Income Fund
      Oppenheimer Gold & Special Minerals Fund
      Oppenheimer Growth Fund
      Oppenheimer International Growth Fund
      Oppenheimer International Small Company Fund
      Oppenheimer MidCap Fund
      Oppenheimer Money Market Fund, Inc.
      Oppenheimer Multi-Sector Income Trust
      Oppenheimer Multi-State Municipal Trust
      Oppenheimer Multiple Strategies Fund
      Oppenheimer Municipal Bond Fund
      Oppenheimer New York Municipal Fund
      Oppenheimer Series Fund, Inc.
      Oppenheimer U.S. Government Trust
      Oppenheimer World Bond Fund
      Quest/Rochester Funds
      Limited Term New York Municipal Fund

      Oppenheimer Convertible Securities Fund


      Oppenheimer Quest Capital Value Fund, Inc.
      Oppenheimer Quest For Value Funds
      Oppenheimer Quest Global Value Fund, Inc.
      Oppenheimer Quest Value Fund, Inc.
      Rochester Fund Municipals
      Denver-based Oppenheimer Funds
      Centennial America Fund, L.P.
      Centennial California Tax Exempt Trust
      Centennial Government Trust
      Centennial Money Market Trust
      Centennial New York Tax Exempt Trust
      Centennial Tax Exempt Trust
      Oppenheimer Cash Reserves
      Oppenheimer Champion Income Fund
      Oppenheimer Equity Income Fund
      Oppenheimer High Yield Fund
      Oppenheimer Integrity Funds
      Oppenheimer International Bond Fund
      Oppenheimer Limited-Term Government Fund
      Oppenheimer Main Street Funds, Inc.
      Oppenheimer Municipal Fund
      Oppenheimer Real Asset Fund
      Oppenheimer Strategic Income Fund
      Oppenheimer Total Return Fund, Inc.
      Oppenheimer Variable Account Funds
      Panorama Series Fund, Inc.
      The New York Tax-Exempt Income Fund, Inc.

     The address of OppenheimerFunds, Inc., the New York-based Oppenheimer Funds, the Quest Funds, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corp., Oppenheimer Partnership Holdings, Inc., and Oppenheimer Acquisition Corp. is Two World Trade Center, New York, New York 10048-0203.

      The address of the Denver-based Oppenheimer Funds, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services,
Centennial Asset Management Corporation, Centennial Capital Corp., and Oppenheimer Real Asset Management, Inc. is 6803 South Tucson Way, Englewood, Colorado 80112.

      The address of the Rochester-based funds is 350 Linden Oaks, Rochester, New York 14625-2807.

Item 29.    Principal Underwriter
---------------------------
      (a) OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and B of this Registration Statement and listed in Item 28(b) above.

      (b) The directors and officers of the Registrant's principal underwriter are:
Name & Principal                Positions & Offices         Positions & Offices
Business Address                with Underwriter            with Registrant
----------------                -------------------         -----------------

George C. Bowen(1)              Vice President and          Vice President and
                                Treasurer                   Treasurer of the
                                                            Oppenheimer funds.

Julie Bowers                    Vice President              None
21 Dreamwold Road
Scituate, MA 02066

Peter W. Brennan                Vice President              None
1940 Cotswold Drive
Orlando, FL 32825

Maryann Bruce(2)                Senior Vice President;      None
                                Director: Financial
                                Institution Division

Robert Coli                     Vice President              None
12 White Tail Lane
Bedminster, NJ 07921

Ronald T. Collins               Vice President              None
710-3 E. Ponce de Leon Ave.
Decatur, GA  30030

William Coughlin                Vice President              None
542 West Surf - #2N
Chicago, IL  60657

Mary Crooks(1)


Daniel Deckman                  Vice President              None
12252 Rockledge Circle
Boca Raton, FL 33428

Christopher DeSimone            Vice President              None
110 W. Grant Street, #25A
Minneapolis, MN 55403

Rhonda Dixon-Gunner(1)          Assistant Vice President    None

Andrew John Donohue(2)          Executive Vice              Secretary of the
                                President & Director        Oppenheimer funds.

Kenneth Dorris                  Vice President              None
4104 Harlanwood Drive
Fort Worth, TX 76109


Wendy H. Ehrlich                Vice President              None
4 Craig Street
Jericho, NY 11753

Kent Elwell                     Vice President              None
41 Craig Place
Cranford, NJ  07016

Todd Ermenio                    Vice President              None
11011 South Darlington
Tulsa, OK  74137

John Ewalt                      Vice President              None
2301 Overview Dr. NE
Tacoma, WA 98422


George Fahey                    Vice President              None
412 Commons Way
Doylestown, PA 18901


Katherine P. Feld(2)            Vice President              None
                                & Secretary

Mark Ferro                      Vice President              None
43 Market Street
Breezy Point, NY 11697

Ronald H. Fielding(3)           Vice President              None



Ronald R. Foster                Senior Vice President       None
11339 Avant Lane
Cincinnati, OH 45249

Patricia Gadecki                Vice President              None
950 First St., S.
Suite 204
Winter Haven, FL  33880

Luiggino Galleto                Vice President              None
10239 Rougemont Lane
Charlotte, NC 28277

L. Daniel Garrity               Vice President              None
2120 Brookhaven View, N.E.
Atlanta, GA 30319


Mark Giles                      Vice President              None
5506 Bryn Mawr
Dallas, TX 75209

Ralph Grant(2)                  Vice President/National     None
                                Sales Manager


Michael Guman                   Vice President              None
3913 Pleasent Avenue
Allentown, PA 18103

C. Webb Heidinger               Vice President              None
28 Cable Road
Rye, NH 03870


Byron Ingram(2)                 Assistant Vice President    None


Eric K. Johnson                 Vice President              None
3665 Clay Street
San Francisco, CA 94118


Mark D. Johnson                 Vice President              None
409 Sundowner Ridge Court
Wildwood, MO  63011

Michael Keogh(2)                Vice President              None

Richard Klein                   Vice President              None
4820 Fremont Avenue So.
Minneapolis, MN 55409

Daniel Krause                   Vice President              None
560 Beacon Hill Drive
Orange Village, OH  44022

Ilene Kutno(2)                  Assistant Vice President    None

Todd Lawson                     Vice President              None
3333 E. Bayaud Avenue
Unit 714
Denver, CO 80209

Wayne A. LeBlang                Senior Vice President       None
23 Fox Trail
Lincolnshire, IL 60069

Dawn Lind                       Vice President              None
7 Maize Court
Melville, NY 11747

James Loehle                    Vice President              None
30 John Street
Cranford, NJ  07016

Todd Marion                     Vice President              None
39 Coleman Avenue
Chatham, N.J. 07928

Marie Masters                   Vice President              None
520 E. 76th Street
New York, NY  10021


LuAnn Mascia(2)                 Assistant Vice President    None

Theresa-Marie Maynier           Vice President              None
4411 Spicewood Springs, #811
Austin, TX 78759

John McDonough                  Vice President              None
6010 Ocean Front Avenue
Virginia Beach, VA 23451


Tanya Mrva(2)                   Assistant Vice President    None

Laura Mulhall(2)                Senior Vice President       None

Charles Murray                  Vice President              None
18 Spring Lake Drive
Far Hills, NJ 07931

Wendy Murray                    Vice President              None
32 Carolin Road
Upper Montclair, NJ 07043

Denise-Marke Nakamura           Vice President              None
2870 White Ridge Place, #24
Thousand Oaks, CA  91362

Chad V. Noel                    Vice President              None
60 Myrtle Beach Drive
Henderson, NV  89014

Joseph Norton                   Vice President              None
2518 Fillmore Street
San Francisco, CA  94115


Kevin Parchinski                Vice President              None
8409 West 116th Terrace
Overland Park, KS 66210


Gayle Pereira                   Vice President              None
2707 Via Arboleda
San Clemente, CA 92672

Charles K. Pettit               Vice President              None
22 Fall Meadow Dr.
Pittsford, NY  14534

Bill Presutti                   Vice President              None
1777 Larimer St. #807
Denver, CO  80202

Steve Puckett                   Vice President              None
2555 N. Clark, #209
Chicago, IL  60614


Elaine Puleo(2)                 Senior Vice President       None

Minnie Ra                       Vice President              None
100 Delores Street, #203
Carmel, CA 93923

Dustin Raring                   Vice President              None
378 Elm Street
Denver, CO 80220


Michael Raso                    Vice President              None
16 N. Chatsworth Ave.
Apt. 301
Larchmont, NY  10538

John C. Reinhardt(3)            Vice President              None

Douglas Rentschler              Vice President              None

867 Pemberton
Grosse Pointe Park, MI 48230

Ian Robertson                   Vice President              None
4204 Summit Wa
Marietta, GA 30066

Michael S. Rosen(3)             Vice President              None


Kenneth Rosenson                Vice President              None
28214 Rey de Copas Lane
Malibu, CA 90265


James Ruff(2)                   President                   None

Timothy Schoeffler              Vice President              None
1717 Fox Hall Road
Washington, DC  77479

Michael Sciortino               Vice President              None
785 Beau Chene Drive
Mandeville, LA  70471

Robert Shore                    Vice President              None
26 Baroness Lane
Laguna Niguel, CA 92677


Timothy Stegman                 Vice President              None
749 Jackson Street
Denver, CO 80206

Brian Summe                     Vice President              None
239 N. Colony Drive
Edgewood, KY 41017


George Sweeney                  Vice President              None
5 Smokehouse Lane
Hummelstown, PA  17036
Andrew Sweeny                   Vice President              None
5967 Bayberry Drive
Cincinnati, OH 45242

Scott McGregor Tatum            Vice President              None
7123 Cornelia Lane
Dallas, TX  75214

David G. Thomas                 Vice President              None
8116 Arlingon Blvd. #123
Falls Church, VA 22042




Sarah Turpin                    Vice President              None
2201 Wolf Street, #5202
Dallas, TX 75201


Gary Paul Tyc(1)                Assistant Treasurer         None

Mark Stephen Vandehey(1)        Vice President              None

Marjorie Williams               Vice President              None
6930 East Ranch Road
Cave Creek, AZ  85331

(1) 6803 South Tucson Way, Englewood, Colorado 80112

(2) Two World Trade Center, New York, NY 10048-0203

(3) 350 Linden Oaks, Rochester, NY  14625-2807


(c) Not applicable.

Item 30.   Location of Accounts and Records
--------   --------------------------------

      The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are in the possession of Oppenheimer Management Corporation, at its offices at 6803 South Tucson Way, Englewood, Colorado 80112.

Item 31.   Management Services
--------   -------------------
      Not applicable.

Item 32.   Undertakings
--------   ------------

      (a)Not applicable.
      (b)Not applicable.
      (c)Not applicable.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 18th day of May, 1998.


                                   OPPENHEIMER U.S. GOVERNMENT TRUST



                                   By: /s/ Bridget A. Macaskill*
                                       --------------------------
                                       Bridget A. Macaskill, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                           Title                   Date
----------                           -----                   ----

/s/ Leon Levy*                       Chairman of the

---------------------------          Board of Trustees       May 18, 1998
Leon Levy


/s/ Donald W. Spiro*                 Vice Chairman

---------------------------          and Trustee             May 18, 1998
Donald W. Spiro

/s/ Bridget A. Macaskill*            President and           May 18, 1998

---------------------------
Bridget A. Macaskill

/s/ George Bowen*                    Treasurer and
---------------------------          Principal Financial
George Bowen                         and Accounting

                                     Officer                 May 18, 1998


/s/ Robert G. Galli*                 Trustee                 May 18, 1998

---------------------------
Robert G. Galli



/s/ Benjamin Lipstein*               Trustee                 May 18, 1998

--------------------------
Benjamin Lipstein


/s/ Elizabeth B. Moynihan*           Trustee                 May 18, 1998

---------------------------
Elizabeth B. Moynihan


/s/ Kenneth A. Randall*              Trustee                 May 18, 1998

---------------------------
Kenneth A. Randall


/s/ Edward V. Regan*                 Trustee                 May 18, 1998

---------------------------
Edward V. Regan


/s/ Russell S. Reynolds, Jr.*        Trustee                 May 18, 1998

---------------------------
Russell S. Reynolds, Jr.


/s/ Pauline Trigere*                 Trustee                 May 18, 1998

---------------------------
Pauline Trigere


/s/ Clayton K. Yeutter*              Trustee                 May 18, 1998

---------------------------
Clayton K. Yeutter


*By: /s/ Robert G. Zack
--------------------------------
Robert G. Zack, Attorney-in-Fact

                       OPPENHEIMER U.S. GOVERNMENT TRUST
                           Registration No. 2-76645



                        Post-Effective Amendment No. 35



                               Index to Exhibits


Exhibit No.          Description


24(b)(4)(iv)         Speciman Class Y Share Certificate

24(b)(10)            Opinion and Consent of Counsel

24(b)(11)            Independent Auditor's Consent

24(b)(16)            Performance Computation Schedule

24(b)(17)(i)         Financial Data Schedule for Class A shares for fiscal year ended August 31, 1997

24(b)(17)(ii)        Financial Data Schedule for Class B shares for fiscal year ended August 31, 1997

24(b)(17)(iii)       Financial Data Schedule for Class C shares for fiscal year ended August 31, 1997